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                               The Gabelli
                               Equity Trust Inc.

Annual Report
December 31, 1997
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                                    [LOGO]
                               The Gabelli
                               Equity Trust Inc.

            Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

                      [Flags of The United States omitted]

Alabama          Alaska        Arizona       Arkansas       California  Colorado

Hawaii           Idaho         Illinois      Indiana        Iowa        Kansas

Massachusetts    Michigan      Minnesota     Mississippi    Missouri    Montana

New Hampshire    New Jersey    New Mexico    New York       Ohio        Oklahoma

S. Dakota        Tennessee     Texas         Utah           Vermont     Virginia

Connecticut      Delaware      Florida       Georgia

Kentucky         Louisiana     Maine         Maryland

N. Carolina      N. Dakota     Nebraska      Nevada

Oregon           Pennsylvania  Rhode Isl.    S. Carolina

West Virginia    Washington    Wisconsin     Wyoming

            Investment Objective:

            The Gabelli Equity Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.


                    This report is printed on recycled paper.

To Our Shareholders,

      Driven by low inflation, low interest rates, good corporate earnings gains, deals, stock repurchase programs and liquidity (the continuing strong flow of cash into U.S. equities funds), stocks posted strong gains in 1997. Until correcting in late December, large cap growth stocks continued to lead the market parade. However, second tier large cap and mid and small cap indices also posted solid gains.

      In the fourth quarter of 1997, the U.S. stock market suffered repeated bouts of the Asian Flu. As we write, the patient remains unstable. While the International Monetary Fund is ministering to ailing Asian economies, the ever vigilant Dr. Greenspan is carefully monitoring the U.S. economy's vital signs. As we head into 1998, we will be making our rounds as well. We are relatively pleased with the patient's condition, but as always, are on the lookout for any symptoms of a relapse.

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                                                               The Gabelli
                                                               Equity Trust Inc.

Investment Performance

      For the fourth quarter ended December 31, 1997, The Gabelli Equity Trust Inc.'s ("Equity Trust" or "Fund") net asset value per share increased 3.1% to $11.56, after adjusting for the $0.29 distribution on December 26, 1997, compared to the Value Line Composite Index's (1.1)% and Russell 2000 Index's (3.4)% returns over the same time period. The Standard & Poor's 500 Index (S&P
500) returned 2.9%. Each is an unmanaged indicator of stock market performance. For the twelve months concluding December 31, 1997, the Equity Trust appreciated 30.5% after adjusting for $1.04 per share in distributions, versus 28.5%, 22.4% and 33.4% gains for the Value Line Composite, Russell 2000 and S&P 500 respectively.

      For the five-year period ended December 31, 1997, the Equity Trust's return averaged 16.1% annually, compared to average annual returns of 17.8%, 16.4% and 20.3% for the Value Line Composite, Russell 2000 and S&P 500. Total return includes adjustments of $6.91 per share for the reinvestment of dividends and distributions, rights offerings and the spin-off of the Gabelli Global Multimedia Trust.

      For the ten years ended December 31, 1997, the Equity Trust achieved a total return of 295.8%, including adjustments of $12.88 per share in distributions, which equates to an average annual return of 14.7%. This compares to 15.9%, 15.8% and 18.0% average annual returns over the same time period for the Value Line Composite, Russell 2000 and S&P 500.

      Since its inception on March 3, 1986 through December 31, 1997, the Equity Trust has had a total return of 366.6%, including adjustments of $13.96 per share in distributions, which equates to an average annual return of 14.5%.

      The Equity Trust's common shares ended the quarter at $11.6875 per share on the New York Stock Exchange, an increase of 10.2% for the quarter. For the twelve months ended December 31, 1997, the common shares are up 37.5%, after adjusting for all distributions.

      Our long-term performance goal is to grow our net asset value by a real rate of return of 10% per year. In addition, our goal is to have the publicly traded market price track the net asset value. We are tracking both goals.

What We Do

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 11 years at The Gabelli Equity Trust and for over 20 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

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

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

Shareholder Survey

      In our Third Quarter Report to Shareholders, the Board of Directors and the Adviser of the Gabelli Equity Trust asked for your opinions and thoughts. We wanted to know what our shareholders think about the operations of the Fund. Specifically, we wanted your opinions on the following issues:

      o     10% Distribution Policy

      o     Rights Offerings

      o     Use of Leverage such as issuing preferred stock

      o     Stock Repurchase Plan

      In regard to these issues, we included a shareholder response card. To date we have received 3,069 responses. A summary of our shareholders' opinions is set forth below:

Q1. 10% Distribution Policy - Should the Equity Trust continue its 10% Distribution Policy?

      Well over 90% of those who responded said we should continue this policy.

Q2. Rights Offerings - Should the Equity Trust continue to have Rights Offerings to acquire additional shares of common stock without a commission?

      Nearly 80% of those responding were in favor of the Equity Trust having future Rights Offerings.

Q3. Use of Leverage - Are you in favor of the Equity Trust using leverage such as the issuance of preferred stock?

      55.0% of those responding were either in favor or wanted more information regarding a preferred stock offering. If we did not use the word "leverage", management believes this number would have been even higher.

Q4. Stock Repurchase Plan - Should the Equity Trust employ a stock repurchase plan?

      80% of those responding were in favor of the Trust employing a stock repurchase plan when the Trust's shares are trading at a discount to NAV.

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      Management thanks you for your overwhelming response. We are trying to respond to all of your comments personally and we are available to answer any additional questions you may have. While all of your responses were too numerous to list here, below are examples (edited) of some of the comments we received. First some of the negatives:

"More timely information and earlier quarterlies is desirable/beneficial" (D.B., Deerfield Beach, FL)

"In my opinion, better results could be achieved by a more 'concentrated' portfolio in what your analysis says are the most likely winners." (J.C., Dearborn, Ml)

"Never cancel a quarterly dividend as you did approximately a year and a half ago." (D.H., Dewen, AZ)

"The rights offerings are the main reason I no longer buy closed-end funds." (F.B., Toms River, NJ)

"Let's keep the Equity Trust a simple one - let's not get complicated." (N.V., Westfield, MA)

"Preferred stock would be a joke." (J.W., Clinton, MO)

"I don't understand why the fund's long term performance is less than the S&P
500. Stated long term performance goals don't seem very ambitious." (R.K., Hillsboro, TX)

"I am glad to see the fund doing a little better. I do not like receiving a return of capital. This to me means the fund did not earn 10%." (G.B., Houston, TX)

"If the 10% distribution were discontinued I would have to sell my shares." (M.U., Kerrville, TX)

"The fund should strive to be 100% invested in equities at all times. Shorting S&P futures should be stopped. It is a form of market timing and is beyond the responsibility of the fund manager." (T.C., Naples, FL)

"Tortoise and hare philosophy is OK but if tortoise wins 500 years hence it doesn't do me much good." (M.O., Honolulu, Hl)

"Leave the fund as it is. Preferred stock is of no value." (J.W., Clinton, MO)

"Please cut back on capital gains." (B.B., Towson, MD)

"If the 10% policy is ended I will have to sell my shares. Many other stockholders will also sell, leaving the fund at a big discount to NAV." (J.M., Interlaken, NJ)

"No distributions!! Accumulate a la BRK.A [Berkshire Hathaway]. Worth much more later, with your history." (H.D., Clark, SD)

"Business today is very uncertain - no time for radical changes." (H.L., Valley Stream, NY)

"Rights offerings and preferred stock benefit Gabelli management far more than the fund owners." (R.R., Cincinnati, OH)

"Less gimmickry and devote attention to stock picking. This is the perfect fund for retired people." (D.B., Stockton, CA)

"No more rights offerings!!!" (Anon.)

"Don't rock the boat. We don't need preferred stock." (L.R., Miami Beach, FL)

"Share appreciation from initial offering to present not good in view of bull market in this period. This makes 10% distribution more important." (A.C., Ramsey, NJ)

"I'm not convinced that items 2 [rights offerings] and 3 [preferred stock] are in the best interest of shareholders; smaller is better." (D.W., San Francisco, CA)

"We are retired. We bought this fund for income as I believe most retirees did that made purchases of this fund. If you abandon the 10% distribution, you will lose my account." (J.S., Demopolis, AL)

"Higher dividend. Tone down Mr. Gabelli on TV." (D.D., New Orleans, LA)

"Solidly against rights offerings as coercion of shareholders." (A.C., Stroudsburg, PA)

"Offerings increase net assets and management fees. You should lower fee % to benefit shareholders." (D.O., Greensboro, GA)

"With the top 10 holdings representing more than 20% of total assets, the number of holdings should be reduced." (D.G., Ross, CA)

"The stock price has been low. This [stock repurchase plan] could help to increase shareholder value. I've been with you since the initial offering. Would like to see shareholder value increase." (L.C., Glendale, AZ)

"The Trust holds too many different stocks." (L.P., Rye Brook, NY)

"If you end the 10% distribution policy, I will have to sell my shares because I depend on the income." (B.M., Interlaken, NJ)

"Please do not become seduced by the allure of unrealistic high returns - slow and steady wins in the end." (K.B., Kennett Square, PA)

On the positive side:

"We are in favor of anything the company does that insures a safe, steady income and is beneficial to the operation" (D.H. & E.H., Santa Barbara, CA)

"I like it the way it is, except maybe more capital gains." (R.H., Syracuse, NY)

"As a shareholder I would like to use this Fund as a long term investment. The more stable the better." (W.S., Punta Gorda, FL)

"Most of my clients that are retired or in a few years of retirement want and need the 10% cash payout." (G.G., Hartford, CT)

"One of the main reasons I purchased Equity Trust was the 10% distribution." (G.B., Clarkeston, Ml)

"The 10% distribution was the reason I bought the Trust." (M.M., Des Plaines,
IL)

"We have been participants since 6/89 and we are pleased. Please continue conservative policy." (G.G. & A.G., Northbrook, IL)

"Keep up the good work! Congratulations!" (B.B., Springfield, VA)

"We're new with you and for two months like what we see. Your third quarter report reads like an op-ed page. Pretty neat. Easy." (H.S., San Antonio, TX)

"In favor of rights offerings if you can place the funds profitably, but not every year (E.S., Portland, OR)

"The combination of the 10% Distribution Policy with the Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan is a more effective and equitable method for the average shareholder to acquire shares than the rights offerings." (K.W., Fort Worth, TX)

"There are many small investors like me who like your 10% distribution policy. Mutual funds fill the paper. Besides you are Italian." (B.P., Fresno, CA)

"Keep up the good work. Thanks." (Anon.)

"Rights offerings are a great bargain." (J.B., Mt. Lebanon, PA)

"To invest for growth and have it turned into income effortlessly - that's the great service of the Trust to an individual investor." (D.X., Reno, NV)

"If a company buys its own stock people know its a sound company. I keep on buying your stock every quarter. My dividends are reinvested also." (C.L., River Grove, IL)

"I got in at the IPO and have not sold 1 share. Very confident in the Trust and especially its management." (R.M., Covington, KY)

"I believe Gabelli Equity Trust has done pretty well with its policies in the past. I'm not really sure they need to be changed, but if M.J.G. believes we need to change he could be right as he is most times." (C.G. & A.G., Pittsburgh, PA)

"I bought GAB about 2 years ago based on the expectation of a 10% dividend. It has performed above expectations. I am very pleased." (J.S., Englewood Cliffs, NJ)

"As a senior citizen I need the income!" (S.M., Winfield, PA)

"Very happy with fund and extras." (J.L. & H.L., Fairfield, NJ)

"Please continue doing what you're doing - good job!" (B.M. & P.M., Cherry Valley, MA)

"Keep up the good work Mario." (W.B., Waterford, CT)

"Very pleased with my investments in GAB and GGT." (J.L., Tamarac, FL)

"Soliciting the shareholders' opinions is a good idea." (L.G., New York, NY)

"Keep up the good work! I like your quarterly reports - well written and logical content. Very educational." (R.T., Kirkwood, MO)

"Continue to operate as you have in the past." (H.B., Montgomery, AL)

"We are pleased with this stock. Keep up the good work." (D.L., Saltillo, PA)

"I like the established current operation." (H.C., Washington, PA)

"I have owned Gabelli stock for five years and I am very pleased with your stock picks. I keep buying more." (A.B., Miami Beach, FL)

"I prefer rights offerings to preferred stock." (V.F., Annandale, VA)

"I look to your stock for income more than growth. You have been doing a good job." (P. H. , Wallingfort, CT)

"I find the quarterly reports extremely interesting - well written, informative, lively." (J.M., Cincinnati, OH)

"When the discount is 7% or more a repurchase plan should be in effect, otherwise do not purchase." (C.B., Abilene, TX)

"Receiving a generous distribution is important to me, a retired person, as well as having the rights offerings." (E.R., Bothell, WA)

"Mario, your fundamental value approach is 'best' choice for investing." (R.S., Atlanta, GA)

"Keep up the good returns." (W.B. & L.B., Milwaukee, Wl)

"Love the Trust. Holders since initial. Feel strongly against rights offerings." (W.M., Portola Valley, CA)

"The 10% Annual distribution policy is most important to me. It is the main reason I own your fund." (G.H., Fort Meyers, FL)

"I like adding to our holdings this way [rights offerings]" (J.D. & D.D., Lancaster, PA)

"I like watching grass grow. Keep up the value investing approach." (H.K., Fostoria, OH)

"Loyalty to the present small stockholder is admirable and may help other funds." (J.K., Atlantic Beach, FL)

"Your quarterly reports are educational as well as informative." (P.S., Tunganoxie, KS)

"Thank you for your solid, consistent, intelligent performance over the years!" (H.S., Nesconset, NY)

Finally, below is a reprint of one of the many letters we received:

      Dear Mario J. Gabelli,

      On behalf of myself and the dozen or so friends whose investments I manage (for free), I'd like to take this opportunity to say that the Gabelli Equity Trust, as presently constituted, is a most satisfactory investment for all of us. I particularly like the diversification it provides; its portfolio is distinctly different from that of other General Equity closed-end funds.

      10% Annual Distribution Policy? Emphatically yes. All of us appreciate the regular, generous income. Further, I suspect that this policy may help to keep the discount narrow, and thus discourage any group that might try to open-end the Fund for a quick profit.

      Rights offerings? Another emphatic yes! Of the shares I own, 34% have been acquired in the four rights offerings, at a favorable price and very attractive yield. The Wall Street Journal rewrites its standard carping commentary every time there is a rights offering: if it's not in the best interest of a tiny minority, let them look elsewhere for any investment. No investment is perfect for everyone. Please continue the rights offerings!

      Preferred Stock? Yes, by all means. Leverage should be beneficial to common holders most years. I think most of the time it will add to the income available for the common. If there's occasionally a negative year, so be it. We're all in this for the long term.

      Stock Repurchase? Equivocal. I recognize that Stock Repurchase will increase the NAV, and thus the 10% of it that is paid to common holders. But I think the money might better be used to buy stock - for example, to add to the Fund's' holdings of the stock mentioned in your Let's Talk Stocks section of the quarterly reports. Incidentally, I think your quarterly reports, including those of the Convertible Fund and the Global Multimedia Fund are the most interesting and informative of the goodly number that I read.

      Thank you for a very satisfactory investment.

      Very truly yours ,


      /s/ Athol A. Dawson

      Athol A. Dawson

      Equity Trust Shareholder.

      In reading your comments, however, it became clear to us that we needed to more fully describe each of the policies and explain the benefits in more detail. To this end we thought we would revisit some questions about each issue.

DIVIDENDS / 10% DISTRIBUTION POLICY - Q & A

Q: Why Does the Equity Trust pay dividends?

      A mutual fund pays dividends to satisfy one of the requirements to qualify as a Regulated Investment Company. To avoid paying income tax at the corporate level, a mutual fund, whether open-end or closed-end like the Gabelli Equity Trust, must distribute at least 90% of its ordinary income and realized capital gains but will generally distribute all of its income for the year and thereby act as a conduit. As a Regulated Investment Company, the tax benefits of net long-term capital gains can be passed through to shareholders.

Q: What is the history of the Equity Trust's dividends?

      The Fund paid out only its income and capital gains through 1988. In August of 1988, in response to the discount which persisted early in the Equity Trust's life, we instituted our 10% Distribution Policy. Since then, the Equity Trust has paid distributions equivalent to 10% of its average net assets every year. The following chart summarizes the total distributions made or declared by the Equity Trust each year since inception. Stated another way, our Fund has paid out $954.6 million or $13.96 per share from inception (including the value of rights distributed and the spin-off of the Gabelli Global Multimedia Trust) -- an exceptional and considerable payout considering we started with $374 million on August 21, 1986

 1987       1988    1989    1990    1991(a)   1992(b)   1993(c)   1994(d)   1995(e)    1996   1997
 ----       ----    ----    ----    -------   -------   -------   -------   -------    ----   ----
$1.082      $0.55   $1.31   $1.18    $1.09     $1.06     $1.11     $1.89     $1.00    $1.00   $1.04

(a) On October 21, 1991, the Fund distributed Rights equivalent to $0.42 per share upon full subscription of all issued shares.

(b) On September 28, 1992, the Fund distributed Rights equivalent to $0.36 per share upon full subscription of all issued shares.

(c) On July 14, 1993, the Fund distributed Rights equivalent to $0.50 per share upon full subscription of all issued shares.

(d) On November 15, 1994, the Fund distributed shares of the Gabelli Global Multimedia Trust Inc. valued at $0.80625 per GAB share.

(e) On October 19, 1995, the Fund distributed Rights equivalent to $0.37 per share upon full subscription of all issued shares.

Q: What are the "mechanics" of the 10% Distribution Policy?

      The Equity Trust currently pays out 10% of its average net asset value per share. The Fund's normal policy is to make quarterly distributions of $0.25 per share at the end of each of the first three calendar quarters of each year. The Fund's distribution in December for each calendar year is an adjusting distribution. The amount is equal to the greater of 10% of the average of the net asset value per share of the Fund as of the last day of the four preceding calendar quarters or the taxable income requirements of the Internal Revenue Code.

Q: How are long-term capital gains distributed?

      Rule 19b-1 of the Investment Company Act of 1940, as amended, permits a fund to pay capital gains only once a year. The Equity Trust applied for and has received an exemption from the Securities and Exchange Commission to allow the Fund to distribute long-term capital gains more frequently than once per year. The Fund can now distribute capital gains up to four times per year. This allows the Directors to maintain the Fund's regular quarterly distribution schedule and allocate capital gains to prior quarterly distributions.

Q:  How do the new tax laws affect the distributions?

      The Taxpayer Relief Act of 1997 reduced the tax rates that apply to net capital gains. The Act reclassified capital gains as "20% Rate Gains" and "28% Rate Gains". "20% Rate Gains", subject to a maximum tax rate of 20% (or 10% depending on an individual's tax bracket), are gains on assets held for more than one year that are sold after May 6, 1997 and before July 29, 1997 or held for more than 18 months that are sold after July 28, 1997. "28% Rate Gains", subject to a maximum tax rate of 28% (or 15% depending on an individual's tax bracket), are gains on assets held for more than one year that are sold before May 7, 1997 or held for more than one year but not more than 18 months that are sold after July 28, 1997.

      In 1997, the percentage of long-term capital gains paid by the Equity Trust that was classified as "20% Rate Gains" was 88.59%. The percentage that was classified as "28% Rate Gains" was 11.41%. Our investment style has not only provided solid returns, but also tax-advantaged returns.

Q: Why are a portion of the distributions sometimes classified as non-taxable distributions (non-taxable return of capital)?

      In the event the Fund distributes cash over and above net investment income and realized capital gains for any year, the cash received may be viewed as a tax-free return of capital. In this instance, shareholders pay no tax and reduce their cost basis by the amount of the distribution equal to the return of capital. We are sensitive to the complication this creates in shareholders' bookkeeping. We try to minimize this.

Q: How do I reinvest my dividends?

      All directly registered shareholders are eligible to participate in the Fund's Automatic Dividend Reinvestment Plan which gives the shareholder the option of having all distributions reinvested. Distributions will be reinvested automatically unless the shareholder elects to receive cash. Distributions to shareholders who hold their shares in "street name" with a broker are reinvested by the broker in additional shares under the Plan if the broker participates in the Plan. Otherwise your distributions are paid in cash. Such shareholders should check with their broker to see if their brokerage firm participates in the Plan.

RIGHTS -101

Q. What are rights?

      Rights are privileges granted to existing shareholders of a corporation (in our case the Equity Trust) to subscribe to shares of a new issue of common stock.

Q. What is the history of rights offerings?

      Rights offerings have been used in Europe since the late 17th century after the commencement of the London Stock Exchange. In England, rights offerings are commonplace and represent an integral part of its capital markets and are well-regarded by shareholders. Under U.K. law, any new shares (for cash) have to be offered first to existing shareholders on a pro rata basis. While underwritten public offerings have been the preferred method of raising capital in the U.S., rights offerings have become more understood and more widely used. Today, rights offerings are more common in the U.S. and we expect that their frequency will increase.

Q. What is a rights offering as it relates to closed-end funds?

      A rights offering is an opportunity for shareholders to purchase additional shares of a publicly traded company or mutual fund at a specified price - the "subscription price" - and in our case, with no commission. Although shareholders are not required to purchase additional shares, they are given the opportunity, or "right", to purchase shares based on the number of underlying shares they own on the record date. Rights may either be transferable or non-transferable and the offering may or may not be underwritten with a commitment by the underwriter to buy those shares which are not subscribed.

Q. How was the rights offering beneficial to Equity Trust shareholders?

      The Gabelli Equity Trust shareholder benefits from the opportunity to purchase additional shares with no commission. Thus, an investor is able to put more financial assets to work in an investment discipline in which she or he believes and which has performed well over an extended period of time. The additional capital raised by the Trust is used to position the portfolio to more fully take advantage of new investment opportunities.

Q. What are transferable rights versus non-transferable rights?

      Non-transferable rights have no market value other than that they may be exercised and are not tradable on any exchange.

      Transferable rights may trade on an exchange and afford the non-subscribing shareholder the option of selling their rights on the exchange or through the transfer agent. Selling the rights allows a non-subscribing shareholder to recoup much of the dilution which would otherwise occur. A non-transferable rights offering does not permit such an offset so that non-subscribing shareholders would experience full dilution. The rights in all four of the Equity Trust's offerings have been transferable. This means that you may trade them on the New York Stock Exchange.

Q. How have the Equity Trust's rights offerings been structured?

      The Equity Trust has had four transferable rights offerings, each with a subscription period lasting approximately 30 days. Shareholders were entitled to subscribe to additional shares only during the subscription period. The subscription ratio relates to the number of rights which are required to purchase one additional share of the Fund. In our case each was a 6:1 ratio, which permitted shareholders to purchase one share for every six rights held. Stated another way, a shareholder with 600 shares received 600 rights (one right per share) and was able to subscribe to an additional 100 shares (six rights are required to purchase one share). The subscription price in each offering was $8.00, which was the price at which additional shares could be purchased.

      The oversubscription privilege was available to shareholders who fully subscribed to their primary shares and wished to purchase additional shares. Since all of the rights initially issued were not exercised, any shares for which subscriptions had not been received were offered to shareholders who had exercised all of the rights initially issued to them and had oversubscribed for more. As sufficient shares were not available to honor all over-subscription requests, the available shares were allocated among those who over-subscribed based on the number of shares they originally owned on the record date.

Q. How are the Equity Trust's rights offering better than other rights offerings by closed-end funds?

      There are two types of rights offerings a closed-end fund can use to raise additional capital: the direct offering method and the firm-underwritten method. In the past, the Equity Trust has utilized a direct offering method to realize the relative cost advantages associated with this method as compared to a firm-underwritten method. A direct offering avoids costly underwriting and distribution services which lessen shareholder value.

Q. How has the Fund fared in its previous rights offerings?

      The following compares the total subscriptions received with the amount sought for each of the GAB offerings:

[The following table was depicted as a bar graph in the printed material.]


                                          1991    1992      1993      1995
                                          ----    ----      ----      ----

Proceeds sought (In millions)             $ 63    $ 76      $ 93      $119

Subscriptions Remitted (In millions)      $136    $160      $176      $200

Q. Why do members of the news media say that a rights offering is dilutive?

      There is no dilution if all shareholders fully participate in the rights offering. The dilution is the result of issuing new shares below the then current net asset value. This causes the number of shares outstanding to increase at a percentage rate greater than the increase in the size of the Fund's assets. To avoid dilution, a shareholder should fully subscribe to all shares made available based on the subscription ratio. If a shareholder does not exercise his or her rights, and sells the rights at their intrinsic value, the shareholder will not experience dilution. However, a failure to sell rights or a sale below intrinsic value will result in dilution. Dilution is experienced only by shareholders who do not fully exercise their rights.

Q. Were shareholders able to sell their rights in past rights offerings?

      Registered shareholders of the Equity Trust had the option of selling all or a portion of their rights by designating this desire on the Subscription Certificate which accompanied the Prospectus. The certificate was required to have been returned to State Street Bank and Trust Company by the end of the offering period at the designated address.

      Those who held shares through a broker could simply have made the broker aware of their desire to sell the rights. The broker should fulfill the remainder of the order.

Q. What were the transaction costs on the sale of the GAB rights?

      Equity Trust rights were sold through State Street Bank and Trust with no fees and only a nominal commission, however, certain brokerage firms may have charged a transaction fee or commission to sell rights.

PREFERRED STOCK 101 - Q&A

Q. What is a common stock?

      A common stock is a unit of ownership (equity) of a public corporation. Owners of common stock typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings.

Q. What is a bond?

      A bond is any interest-bearing or discounted government or corporate security that obligates the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Bondholders do not have corporate ownership privileges, as stockholders do.

Q. What is a preferred stock?

      Preferred stock is a form of equity investment which has certain rights that differ from those of common stock. In our case, the Preferred Stock would typically be issued at $25 per share with a fixed dividend rate. The Trust is obligated to pay this dividend to the Preferred Shareholders before any dividends are paid to the common shares. Thereafter, any return earned in excess of this dividend rate would work to benefit the Common Shareholders.

      The Board of Directors of The Gabelli Equity Trust Inc. continues to consider an offering of preferred stock. The actual amount of capital to be raised, the dividend rate and the timing of the offering have not been determined and would be announced at a later date. The proceeds raised would be used for investment purposes and the offering would be made only by means of a prospectus.

Q: How would Preferred Shares benefit Common Shareholders?

      Through December 31, 1997, the Equity Trust has earned a 14.5% average annual return. The only obligation that the Trust would have to the Preferred Shareholders is to pay the stated dividend rate. Given the current market environment, we feel that there is an opportunity to take advantage of relatively low long-term interest rates and to earn an excess return for our Common Shareholders consistent with our conservative investment approach. We expect that the Preferred Shares will be issued with a dividend rate which is less than the Trust's 14.5% average annual return. Any return earned in excess of the stated dividend rate would directly benefit Common Shareholders; however, any shortfall from the stated rate would impact the Common Shareholder in the opposite fashion. Therefore, by taking advantage of the current relatively low interest rate environment and achieving our investment objectives, a Preferred Share issuance offers what we believe is a conservative method of adding wealth for our Common Shareholders.

      Furthermore, Common Shareholders stand to receive certain tax benefits as a result of a Preferred Stock offering. Since taxable income is allocated to the Preferred Shareholders before Common Shareholders, taxable distributions to Common Shareholders would not be required to the extent they would be if the Preferred Shares were not outstanding.

Q: Does the issuance of Preferred Shares affect the 10% Distribution Policy?

      The issuance of Preferred Shares does not affect the 10% Distribution Policy. Under present conditions, there are no plans to change the 10% Distribution Policy. If the Equity Trust were to issue Preferred Shares, the Board of Directors would continue to review the 10% Policy on a regular basis.

Q: Why is the Equity Trust considering Preferred Shares right now?

      Right now, long-term interest rates are at relatively low levels. The dividend rate that the Equity Trust would be required to pay on the Preferred Shares is directly related to long-term rates. In this environment, we have a great opportunity to create value by earning a return in excess of the Preferred's dividend rate over the long term. Therefore, we believe this represents an opportunistic time for the Equity Trust to take advantage of these low rates at a relatively low cost.

      In addition, the Adviser does not intend to receive a management fee on the incremental assets raised unless the total return of the Equity Trust exceeds the stated dividend rate of the Preferred Stock.

STOCK REPURCHASE PLAN - Q & A

Q: What is a stock repurchase plan?

      A stock repurchase plan is a plan that allows a company to buy back its own shares in the open market (in our case, the NYSE). This reduces the total number of shares outstanding and increases the earnings per share.

Q: When did the Equity Trust use a stock repurchase plan? Why?

      The Equity Trust traded at a discount to net asset value early in its life, particularly after the market correction on October 19, 1987. On that date, we were the first company on the New York Stock Exchange to announce a stock repurchase plan which resulted in the purchase of 800,000 shares in the open market from 1987 to 1988.

Q: What is the benefit of a stock repurchase plan?

      The advantage of a stock repurchase plan is that the Equity Trust is able to purchase its own shares when they are trading at a discount to NAV. This reduces the number of shares outstanding and allows the savings from the discounted purchases to be credited to the net assets of the remaining shares, thus boosting the NAV. The larger the discount, the greater the effect on the NAV.

COMMENTARY

1997 Revisited

      Year ends are always time for reflection. We look back over the last twelve months and assess what went right and what went wrong. To borrow from Joseph Heller's classic novel Catch 22, we tally the "feathers in our cap" and "black eyes". In 1997, the former vastly outnumbered the latter. Heading our "feathers in cap" list is deals. We were among the first on Wall Street to proclaim the beginning of the third great wave of takeovers since World War II. During 1997, the Equity Trust bid a cheerful farewell to five portfolio holdings which found new homes under other corporate roofs. Cable television stocks gained significantly over the course of the year thanks to better than generally expected cash flow growth and Bill Gates' decision that coaxial cable will be the most effective digital highway into the home. Telecommunications stocks including AirTouch Communications (ATI - $41.5625 - NYSE), Sprint (FON - $58.625
- NYSE), Century Telephone (CTL - $49.8125 - NYSE), Telecom Italia Mobile (TLEBF
- $4.616 - Nasdaq), Telecom Argentina (TEO - $35.75 - NYSE), and Telefonos de Mexico (TMX - $56.0625 - NYSE) buoyed returns. Industrial niche companies like Navistar (NAV -

$24.8125 - NYSE), Tyler Corp. (TYL - $5.50 - NYSE) and Ampco-Pittsburgh (AP - $19.5625 - NYSE) also appeared on our leader board.

      Our "black eyes" list was dominated by several relatively small positions in gold stocks, which lost their glitter as gold prices collapsed. Auto and auto parts stocks like General Motors (GM - $60.625 - NYSE), Genuine Parts (GPC - $33.9375 - NYSE), Johnson Controls (JCI - $47.75 - NYSE) and Echlin (ECH - $36.1875 - NYSE) also disappointed despite, in our opinion, offering excellent fundamental value. Among our larger holdings, Viacom (VIA - $40.875 - ASE), Seagrams (VO - $32.3125 - NYSE) and Boeing (BA - $48.9375 - NYSE) disappointed. We view all three as loaded laggards capable of making substantial performance contributions in the year ahead.

1998: Will it be Another Good Year

      Despite a roller coaster ride featuring some breathtaking ascents and declines, equities investors enjoyed themselves in 1997. Will 1998 be equally thrilling? We expect to continue to experience considerable market volatility as investors react to economic and market developments overseas and attempt to assess the impact on the U.S. economy and corporate earnings.

      Looking ahead, many of the favorable economic factors that have propelled stocks in recent years will likely remain intact. Asian currency devaluation will very probably diminish inflationary pressure on the U.S. economy and delay the need for a Federal Reserve rate hike. Long interest rates should remain low and perhaps trend lower. Deals, restructurings and share repurchase programs should continue to buoy stocks.

--------------------------------------------------------------------------------
                                  Flow of Funds
                                  ($ Billions)

Sources                                          1993     1994     1995     1996    1997E
-------                                          ----     ----     ----     ----    -----
U.S. Deals                                      $  234   $  340   $  511   $  652   $  919
Stock Buybacks                                      37       46       99      176      179
Equity Mutual Funds Net                            130      119      128      222      231
Dividends                                          204      230      274      309      333
                                                ------   ------   ------   ------   ------
                             Sources:              605      735    1,012    1,359    1,662
                                                ------   ------   ------   ------   ------
Uses
IPOs                                               103       62       82      115      118
U.S./International Equity Capital Flow
     U.S. Purchases of Non-U.S. Equities           309      434      396      514      734
     International Purchases of U.S. Equities      246      387      346      457      679
                                                ------   ------   ------   ------   ------
        Net Flow:                                   63       47       50       57       55
                                                ------   ------   ------   ------   ------
                             Uses:                 166      109      132      172      173
                                                ------   ------   ------   ------   ------
     Net Flow of Funds:                         $  439   $  626   $  880   $1,187   $1,489
                                                ======   ======   ======   ======   ======

Sources: Securities Data Corp, Investment Company Institute, Birinyi Associates.
--------------------------------------------------------------------------------

      The wild cards are corporate earnings and investor psychology. In general, we believe corporate earnings from U.S. operations will be relatively strong--in the 8% to 9% range. However, the non-U.S. portion of earnings is likely to be as much as 10% lower in 1998. With earnings expectations high across the board, we suspect we will see more earnings disappointments in the year ahead.

      Other issues on our "Bear Watch" include:

      o     The Asian Flu spreading to Latin American currencies and economies.

      o     An upswing in wage inflation not offset by productivity gains.

      o     The emergence of trade barriers causing a global political backlash.

      o     A disruption of oil flow from the Mid-east.

      o The lame duck administration. Will Greenspan and Rubin retire before 2000, causing a crisis in confidence, if not in the economy?

      o Last, but not least, the level of the market--valuations are high and the margin of safety relatively low.

      How will investors react if any or all of our concerns prove justified? We will just have to wait and see. Investors have become conditioned to buying on market dips. That's understandable--it's worked quite well ever since this bull market began in 1982. Indeed, we saw the market rebound strongly from the sharp correction we experienced in late October. However, if the problems in Asia continue to escalate and we see more widespread earnings disappointments from U.S. companies, investors may be somewhat more reluctant to view each market dip as a buying opportunity. Bear in mind, liquidity itself does not drive markets higher. It is liquidity combined with favorable investor psychology. In other words, if greed turns to fear, we could see a more substantial and prolonged market slump than we are accustomed to.

      Our conclusion after all this conjecture is that in 1998, the market will be up 5% to down 15%. We doubt the Equity Trust will be able to duplicate its terrific 1997 returns in what should be a much more challenging market. However, we believe we can achieve our 10% real rate of return objective in the year ahead.

Our Response

      While we hope our concerns over earnings and the market prove unfounded, we believe in the boy scout motto, "be prepared". While value stocks will not likely be immune to a substantial market correction, we believe they will perform significantly better than the more fully valued market darlings. Consequently, we are carefully monitoring the Equity Trust's portfolio, trimming or eliminating holdings that have become more fully priced in this market advance and adding to positions that offer better fundamental value. We are also being more patient in re-deploying cash reserves.

Deals, Deals, Deals

      There was an estimated $919 billion in domestic mergers and acquisition activity during 1997. We do not believe a market correction will materially slow deal activity in the year ahead. While we will probably continue to see some big companies being taken over, much of the action will likely be in smaller, family dominated public companies, as owner/managers take advantage of reduced long-term capital gains taxes to monetize their investments.

--------------------------------------------------------------------------------
                        Deals - "Third Wave of Takeovers"
                                  ($ Billions)

                              1993       1994       1995       1996      1997E
                             ------     ------     ------     ------     ------
Worldwide Deals              $  452     $  575     $  950     $1,140     $1,600
U.S. Deals                      234        340        511        652        919
                                 52%        59%        54%        57%        57%

U.S. Deals                   $  234     $  340     $  511     $  652     $  919
Cash Deals                      131        212        254        356        414
                                 56%        62%        50%        55%        45%

Sources: Securities Data Corp, Investment Company Institute, Birinyi Associates.
--------------------------------------------------------------------------------

And the Winner Is?

      Despite giving up a lot of financial weight and reach to its better known opponent, little Starwood Lodging (HOT - $57.875 - NYSE) upset Hilton (HLT - $29.75 - NYSE) in the battle for ITT (ITT - $82.875 - NYSE). The deal, which is scheduled to close on February 1, 1998, is for 30% in cash and the balance in Starwood stock--currently about an $85 per share value. We had sided with the heavily favored Hilton, primarily due to the higher cash component of its offer. However, since the cost per share of the Equity Trust's ITT holdings was approximately $43.00 per share, we are hardly distraught over the outcome.

Bottoms Up

      We believe the biblical adage "those that are last shall be first" may be prophetic for several of the laggards in the Fund's portfolio. Seagram stock declined 16.6% in 1997. Investors appear to think Seagram will have a tough time competing against the new Grand Metropolitan/Guiness, a global spirits powerhouse. The fact that 20% of Seagram's spirits sales are from Asia is another justifiable concern. Problems duly noted, we see a company that is making some good moves. Seagram bought out partner Viacom's 50% stake in the USA Network and then repackaged it in a deal with Home Shopping Network's Barry Diller, a terrific entertainment programmer. We believe Diller will further energize USA and that Seagram will put the $1.2 billion in cash received in the transaction to good use by making an acquisition to bolster its spirits business and/or funding another round of share repurchases. In fiscal 1997 (June 30) the company repurchased 11 million shares and thus far in fiscal 1998, it has bought in another 10 million. Its other businesses are doing relatively well. Under Frank Biondi's leadership, MCA is coming back. Tropicana is generating lots of cash. Seagram still has 26.8 million shares of Time Warner (TWX - $62.00 - NYSE) worth around $1.5 billion, and over 70 million shares of HSN Inc, (HSNI - $51.50
- Nasdaq), a stock we like. While Seagram's short-term earnings prospects are cloudy, we believe the stock is trading well below the company's increasing economic value.

A Loaded Laggard

      Viacom is the portfolio's most prominent loaded laggard. We think the new management is making progress at Blockbuster Video and can re-invigorate cash flows from this troubled division. Simon & Schuster and Prentice Hall are well positioned in the educational publishing business, but we believe Viacom will liquidate these assets. Paramount is doing just fine. And, the value of the MTV, VH1 and Nickelodeon cable networks just keeps growing. Chairman Sumner Redstone is a proud and competitive man--this is a fellow who survived a hotel fire by hanging by his finger tips from a balcony. We don't think he will give up until he gets Viacom stock back up to where it belongs.

Pumping the Brakes

      Echlin, a leading auto aftermarket parts manufacturer, is changing its primary business strategy. New CEO Larry McCurdy, a former Echlin President and most recently, a senior executive at Cooper Industries (CBE - $49.00 - NYSE), was brought in to beef up the organizational structure and to fix or sell businesses that are not providing an adequate return. Echlin is currently looking for a buyer for their heavy duty brake operations. We think Echlin will become a much more focused company with better profit margins and more consistent earnings growth. The stock is currently trading at just thirteen times our fiscal 1998 earnings projections. We think that's cheap for a company with improving earnings prospects.

Mr. Market

      Every year, we like to leave our shareholders with something to think about. This year, we chose to quote verbatim from Professor Benjamin Graham's classic, The Intelligent Investor.

      "Let us close this section with something in the nature of a parable. Imagine that in some private business you own a small share which cost you $1,000. One of your partners, named Mr. Market, is very obliging indeed. Every day he tells you what he thinks your interest is worth and furthermore offers either to buy you out or to sell you an additional interest on that basis. Sometimes his idea of value appears plausible and justified by business developments and prospects as you know them. Often, on the other hand, Mr. Market lets his enthusiasm or his fears run away with him, and the value he proposes seems to you a little short of silly."

      At Gabelli Funds, we want to take advantage of Mr. Market's generosity--buying shares of businesses he offers us at prices below our appraisal of their true worth, and selling back to him (or someone else) when prices equal or exceed true value. It is this simple philosophy that guides us in good markets and bad.

International Segment

      A portion of the Equity Trust's portfolio is managed by Caesar Bryan and is invested in international securities. Caesar also manages the Gabelli International Growth Fund. Below are Caesar's thoughts on international markets and global economies:

      During the fourth quarter, financial markets across the world continued to be dominated by news emanating from South East Asia. Most of that news was not good, as it became apparent that a number of countries would default on their debt without external assistance. International equity investors voted with their feet and sold. The magnitude of the decline in the stock markets were probably as large and took place as rapidly as any bear market in history. For example, just in the last six months of 1997, the equity markets of Indonesia, Malaysia, Korea and Thailand declined, in dollar terms, between 65% and 75%.

      These dramatic declines obviously impacted investors everywhere and during the fourth quarter only a handful of equity markets had a positive return. Apart from the U.S., all these markets were located in Europe. The best performing equity market was Switzerland which returned 7.2% for the quarter.

      The Japanese market fell by 21% during the quarter reflecting her weakening economic performance and close economic ties to South East Asia.

      The dollar strengthened a little against the deutschemark, but significantly against the yen during the quarter.

Market Outlook

      It is still too early to forecast with confidence the full implication of the South East Asian debacle on the major developed countries in which the Fund mostly invests. However, two observations can be made. These concern interest rates and earnings, the two most important factors that determine equity prices.

      First, the events in South East Asia appear to be deflationary. Demand from that region will decline and exports from Asia will be lower priced and more competitive. This will tend to reduce inflationary expectations in developed countries, which is positive for interest rates. Most of this effect has already been seen as bond yields have declined to new lows in most markets. For example, by the end of 1997 the ten-year government bond yield was 5.35% in Germany and 1.85% in Japan.

      The second observation concerns corporate earnings. For the most part, the impact is likely to be negative and will depend upon the severity of the economic downturn in the Far East. Companies that compete with South East Asian based-companies or sell directly to those countries will likely suffer most. Of course, the market has been quick to discount this effect. The best-performing sectors, on a global basis, in the fourth quarter were telephone systems, entertainment, utilities and household products. The tradable goods sector performed the worst.

      Benefiting from lower interest rates and corporate activity, the Fund's financial stocks in Europe performed well during the quarter. These included Bank of Scotland, Bank of Ireland, Banca Commerciale Italiana and Banco Pastor in Spain. All these stocks appreciated by more than ten percent. The Fund's insurance holdings such as Skandia in Sweden and UAF and Scor in France also did well. One of the best performing international holdings during the quarter was Vodafone; the U.K.- based cellular telephone company, which rose by over 30%.

      Investors were quick to punish any company thought to be vulnerable to the "Asian flu". Some will be adversely impacted but others have little exposure. Companies with sales in developing markets and the Far East such as Richemont and Christian Dior performed poorly. However, other companies with very limited exposure fell sharply for no apparent reason.

      In an environment of continuing low inflation and moderate growth, companies that can demonstrate earnings growth will probably be well rewarded by the market. In Europe, a recovering economy will help top line revenue growth and stocks will continue to be bolstered by restructuring efforts. Also merger activity should remain strong as companies prepare for the introduction of the single currency.

      Despite continuing problems in the financial sector in Japan, we expect further measures to spur economic growth which should positively impact the stock market. In this environment, more domestically oriented sectors of the market might recover. The challenge in the Japanese market will be to find companies with shareholder friendly management, a leading market position and the ability to grow earnings.

      South East Asian markets are likely to rebound from very oversold levels but the economic adjustment process is likely to be painful and unpredictable. Therefore, we would rather wait until earnings visibility has improved before making any significant commitments to Asian markets.

"The Tigers' Currency Crisis and Six Months to the EMU"

            On Wednesday, November 19 we were privileged to have the distinguished Karl Otto Pohl, the former President of Germany's Bundesbank and a Director of the Equity Trust, give an address on subjects ranging from the currency crisis in Southeast Asia to the establishment of European Monetary Union. We wanted to share Mr. Pohl's comments with you.

      Karl Otto Pohl:

            Thank you for inviting me to speak to you today. Foremost on everyone's minds is probably the situation in Southeast Asia and its impact on the rest of the world. I will begin by confessing that I was surprised by the currency crisis and attendant economic problems in the region. I suppose most economists and market observers were accustomed to strong growth in these countries and overlooked the speculative excesses that had built up in these economies. I was in Indonesia in July and at that time, the consensus was that Thailand was an isolated incident and the rest of the Asian Tigers' currencies and economies were secure. We now know the consensus was quite wrong. The brush fire in Thailand spread quickly throughout the region destroying currencies and threatening economic growth in almost every Southeast Asian nation. Currency speculators played a role in the process, but they are not the cause of the problems. Over-capacity, over-borrowing and euphoria in the regions' equities and real estate markets deserve much of the blame with regional currencies' ties to the strong U.S. dollar also fanning the flames.

      Is the crisis now over?

            I'm not sure. I am skeptical of the long-term benefits of financial bailouts by the International Monetary Fund like the $40 billion package put together to rescue Indonesia, a very small economic entity on the global stage. This strategy, which is supported by the U.S., may dampen volatility by discouraging currency speculation and limiting immediate economic disruption. However, in the long run, I believe problems are better solved by letting the markets do their job. Burned fingers make people more careful around the fire. Will the currency crisis in Southeast Asia spread to other parts of the world? One has to be concerned by the high current account deficit and overvalued currency in Brazil.

      What happens to the Hong Kong Dollar?

            Generally, I question the benefit of pegging currencies to the world's strongest. However, I believe Hong Kong may be justified in doing everything in its power to defend its currency peg to the U.S. dollar. Failure to preserve the peg would threaten Hong Kong's position as the region's financial center. As much as Singapore would like to see its rival's demise, support from mainland China and Hong Kong's substantial U.S. dollar reserves should allow it to successfully defend the peg.

      The Spillover to Japan

            I am less concerned about what may happen to the economies of smaller countries like Thailand, Indonesia, and Malaysia, than the impact economic weakness in the Pacific Rim will have on larger economic entities like Korea and particularly Japan. With substantial over-capacity and a still vulnerable currency, Korea is in trouble. I have never seen the Japanese so frustrated. The Japanese government and Japanese corporate leaders are at a loss as to how to get out of the current economic quagmire. At 0.5%, the discount rate is already quite low. Dropping short-term rates even lower is not likely to accomplish much. Budget deficits prevent the government from spending much to bolster the economy--it is interesting to note that because of a deficit that equals 7% of GDP, Japan would not qualify for entry into the European Monetary Union. This summer, I had lunch with the Board of Nippon Life and met with the Chairman of Fuji Bank. They didn't seem to have any answers. Recently, a major commercial bank was allowed to go under. Interestingly, the Japanese stock market rallied on the news. I don't believe any of the Japanese money center banks are in serious trouble, but I can't fully discount the possibility. Perhaps the long-term solution for Korea and Japan is to run companies with a view to increasing share of profits rather than just share of markets.

      For every cloud, there's . . .

            The silver lining in the economic cloud hanging over Southeast Asia and Japan is its favorable impact on inflation in the U.S. and Europe. Over-capacity and weaker currencies in Asia will translate into more imports and lower prices in the developed nations. U.S. Federal Reserve Chairman Alan Greenspan has already acknowledged that the problems in Southeast Asia will likely help eliminate inflationary pressure in the U.S. economy. I believe Mr. Greenspan is also concerned that any increase in U.S. rates may have a very negative effect on world-wide financial markets. So, I doubt we will see the Fed raise short-term rates for the foreseeable future. As I predicted, long-term U.S. bond rates are already coming down. Supply/demand factors in the bond market are favorable and the federal budget deficit is shrinking dramatically. I expect we will see the 30-year Treasury Bond yield dropping below 6% relatively soon and perhaps trending even lower over the next year. As the yield curve flattens, the Fed may be more inclined to reduce short-term rates rather than raise them. This, of course, will be good for U.S. stocks and bonds.

      The Status on the EMU

            The second subject of great interest to most economists and investors is European Monetary Union. It is going to happen ahead of schedule in May 1998 with 11 nations including Italy, Spain and Portugal participating. Greece is not ready and for many reasons, the UK does not wish to join at this time, nor will Sweden or Denmark. Part of the process of monetary union is to establish fixed exchange rates for all European currencies--in essence, creating one currency with many different names. For this to work, Europe must have a single monetary policy, which will be accomplished by the creation of an independent European central bank in 1998. For the time being, Germany's Bundesbank will fill that role. That is why the Bundesbank is pushing up short-term rates in Germany despite an economy that is just now gaining some momentum and an inflation rate under 2%. Concurrently, interest rates will have to come down in countries like Italy, Spain and Ireland despite a robust economy. These changes in short-term interest rates are being instituted solely to make monetary union easier to effectuate.

            What does European Monetary Union mean for global exchange rates? I believe the united European currencies will prove to be an alternative to the U.S. dollar as a strong and stable currency. If I am right, the dollar will weaken versus the D-mark. I think the U.S. dollar will strengthen to as much as 135-140 against the Japanese Yen. There has been a lot of speculation that Japanese financial institutions will be forced to abandon the U.S. bond market. This is not likely to happen. Japanese banks and insurance companies need to generate a 5-6% return on investment to meet their financial obligations. Right now, the U.S. bond market is the only safe place they can get these kind of returns.

      Mergers & Acquisitions and the EURO

            In the year ahead, I expect European economies to continue to grow, albeit not as rapidly as consensus estimates. For example, I am seeing projections of 3% GDP growth for Germany. With weaker Asian currencies restraining German exports, I suspect GDP growth will come in closer to 2.5%. European Monetary Union will spawn more cross-border mergers and acquisitions. Consolidation will benefit European companies as it has American companies in recent years. To date, cross-border corporate transactions have been difficult to accomplish. It will get easier and corporate combinations that make economic sense will be realized.

            I have now taken enough of your time ruminating on current events. I hope my comments have given you some beneficial insight on global financial markets. Now, let's go back to work.

Let's Talk Stocks

      The following are stock specifics on selected holdings of the Equity Trust. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

American Express Co. (AXP - $89.25 - NYSE), founded in 1850, is a diversified travel and financial services company operating in 160 countries around the world. The company is best known for its American Express charge card and its travel-related services. Minneapolis-based American Express Financial Advisors (formerly IDS Financial Services) sells financial products ranging from mutual funds to annuities. Harvey Golub, Chairman and CEO, has refocused AXP on its core charge card and investment management businesses. The company has significantly expanded the range of merchants who welcome its cards and its cards in use worldwide grew almost three percent to 42.7 million. Management's objective is virtual parity with bankcard networks. American Express has joined forces with Microsoft to start an online corporate travel service. As evidenced by a 15% increase in per share earnings in 1997 and over 16% in 1997, we believe that American Express has been repositioned to enjoy double digit earnings growth over the balance of this decade.

BCE Inc. (BCE - $33.3125 - NYSE), the holding company for Bell Canada, is Canada's largest telecommunications company. BCE has controlling interests in Northern Telecom (NT - $89.00 - NYSE) and BCEMobile Communications (BCX - $25.16
- TSE). There are substantial values in BCE. For example, "behind" each share of BCE there are 0.2 shares of Northern Telecom. This NT interest, marked to market, is worth over $18 per BCE share. The company is a possible candidate for break-up. In the interim, the Canadian Radio and Television Commission is providing a more attractive operating environment in which BCE is becoming more competitive.

Chris-Craft Industries Inc. (CCN - $52.3125 - NYSE), through its 78% ownership of BHC Communications (BHC - $130.25 - ASE), is primarily a television broadcaster. BHC owns and operates UPN affiliated TV stations in New York
(WWOR), Los Angeles (KCOP) and Portland (KPTV). BHC also owns 59% of United Television (UTVI - $103.875 - NASDAQ), which operates an NBC affiliate, an ABC affiliate and three UPN affiliates. United Television has announced plans to purchase WRBW, a UPN affiliate in Orlando, for approximately $60 million and WHSW in Baltimore for $80 million. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. The Chris-Craft complex is debt free and strongly positioned to expand its operations with roughly $1.5 billion in cash and marketable securities.

                             ----------------------
                             Chris-Craft Industries
                             ----------------------

                                  78%

                             ----------------------
                               BHC Communications
                             ----------------------

                                  59%

                             ----------------------
                                United Television
                             ----------------------

Deere & Co. (DE - $58.3125 - NYSE) is the world's largest manufacturer of farm equipment. The company's products include tractors and planting, harvesting and crop handling equipment. With the U.S. government no longer restricting plantings, additional acreage is likely to be cultivated by the nation's farmers. If weather is accommodating, bountiful harvests are likely and farm incomes should show substantial increases. Global demand for U.S. wheat and other crops would further increase farm incomes. Long term prospects for farm equipment manufacturers like Deere are attractive as global incomes, diets and standards of living improve. Deere also makes industrial equipment used in the construction and forestry industries and a range of consumer products, including lawn and garden tractors and outdoor power equipment. Overseas sales account for roughly one-quarter of Deere's revenues.

Telecomunicacoes Brasileiras SA (Telebras) (TBR - $116.4375 - NYSE) is the Brazilian, government-controlled, monopoly telecommunications holding company consisting of 28 subsidiaries serving more than 14 million telephone lines and two million cellular customers in a country with a population of 160 million. The penetration rate is less than 9% for telephone and 1% for cellular. The stock is attractively priced at less than five times our estimate of 1997 cash flow. Future opportunities include the prospects of privatization, strong line growth and improvements in efficiency. In October, the Brazilian Ministry of Communications announced the breakup of the company into three regional, nine cellular and one long distance company.

Time Warner Inc. (TWX - $62.00 - NYSE), having completed its acquisition of Turner Broadcasting in the fourth quarter of 1996, is the world's largest diversified media and publishing company. The combined companies have more than $23 billion in revenues and over $4.5 billion in EBITDA. Together they control a host of powerful media brands, such as CNN, Warner Brothers, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice Chairman Ted Turner, Time Warner is now focused on reducing its almost $13 billion in debt and simplifying its capital structure. Cash flow in 1997 is demonstrating a substantial increase as the companies reap the synergies of their merged activities.

United Television Inc. (UTVI - $103.875 - Nasdaq) is a television broadcasting company which owns and operates five television stations: one ABC, one NBC and three UPN affiliates. UTVI has purchased WRBW, a UPN affiliate in Orlando for approximately $60 million and WHSW in Baltimore for $80 million. UTVI stations will cover approximately 8% of the U.S. population. UTVI is a 59%-owned subsidiary of BHC Communications (BHC - $103.25 - ASE). Strong advertising demand, prospects for favorable regulatory changes in the industry and corporate cost controls will increase EBITDA growth going forward. Our 1997 PMV is estimated at $123 per share, $29 of which is cash. UTVI's PMV is expected to reach $165 by the year 2000.

In Conclusion

      1997 was yet another good year for equities investors. If earnings expectations are met, 1998 may be as well. We do have our reservations and are mindful that at current valuations, stocks are well above the safety net. As always, we are focusing on value--stocks trading at a material discount to their longer term intrinsic value. We believe this discipline will effectively preserve and enhance the value of the assets you have entrusted to us.



                                      Sincerely,


                                      /s/ Mario J. Gabelli

                                      Mario J. Gabelli
                                      President and Chief Investment Officer

February 1, 1998

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                December 31, 1997

Chris-Craft Industries, Inc.         Deere & Co.
United Television Inc.               Viacom Inc.
Time Warner Inc.                     Telecomunicacoes Brasileiras SA (Telebras)
American Express Co.                 BCE Inc.
Cablevision Systems Corp.            Media General Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                          THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                         Quarter Ended December 31, 1997
                                   (Unaudited)

                                                              Ownership at
                                                              December 31,
                                                 Shares           1997
                                                --------      ------------
NET PURCHASES

  Common Stocks
Aeroquip-Vickers Inc. .......................     5,000           30,000
AMP Inc. ....................................    15,000           60,000
Ascent Entertainment Group Inc ..............    30,000          103,768
Associated Group Inc., Class A ..............    66,500          133,000
Associated Group Inc., Class B ..............    66,500          133,000
Astra AB, Class A ...........................    10,000           49,666
Aztar Corp. .................................     3,000           33,000
Banca Commerciale Italiana ..................    40,000          360,000
Bank of Ireland .............................       631           80,631
Bank of Scotland. ...........................       782          120,782
Bankgesellschaft Berlin AG. .................   300,000          300,000
Bruno's Inc. ................................    25,000          120,000
Cable Michigan. .............................    40,125           40,125
Catellus Development Corp. ..................    70,000          150,000
Cendant Corporation(a) ......................    25,000           25,000
Christian Dior SA ...........................     1,000            9,500
Colonial Limited, Options ...................   180,000          180,000
Colonial Limited ............................   180,000          180,000
Corporacion Mapfre ..........................     7,200           14,400
Curtiss-Wright Corp. ........................    50,000          100,000
Diageo plc Sponsored ADR(b) .................    25,000           25,000
Dow Jones & Co. Inc. ........................    40,000          100,000
Dynatech Corporation. .......................    10,000           10,000
Earl Scheib Inc. ............................     2,000           80,000
Eastern Enterprises .........................    32,000           32,000
Eastman Kodak Co. ...........................    13,000           25,000
Echlin Inc. .................................    38,000          120,000
EMI Group plc. ..............................    23,287           23,287
Fairchild Corporation Class A ...............   100,000          100,000
Ferro Corp. .................................    81,750          246,750
Fred Meyer Inc. .............................     1,000            2,000
Frontier Corp. ..............................    30,000           50,000
General Cigar Holdings Inc. .................     5,000          115,000
Granada Group plc ORD .......................     6,000           60,000
Griffin Land & Nurseries Inc. ...............     9,000           50,000
Hartwall Oy AB ..............................     2,000            9,000
Hilton Hotels Corp. .........................    20,000          350,000
Honeywell Inc. ..............................    37,000           57,000
H&R Block Inc. ..............................    45,000           95,000
Independent Newspapers Ltd.,
  ORD .......................................    25,000          228,000
Italy Fund Inc. .............................     6,000           40,250
Lillian Vernon Corp. ........................     4,700           85,000
LIN Television Corp. ........................   278,000          285,000
Merkantildata ...............................     7,000            7,000
Monsanto Company ............................     5,000            5,000
National Presto Industries Inc. .............     2,000           30,000
NEC Corp., Sponsored ADR ....................     5,000           41,500
Newmont Gold Co. ............................    10,000           30,000
News Corporation Ltd., ORD. .................   140,000          140,000
Nintendo Co. Ltd. ...........................     2,000            6,000
NRJ SA ......................................     1,250            3,250
Paxson Communications Corp.,
  Class A ...................................    10,900          110,900
Pegasus Gold Inc. ...........................   659,000          834,000
Pennzoil Co. ................................    25,000           70,000
Pittway Corp. ...............................    66,100          206,300
Placer Dome Inc. ............................    20,000           30,000
Raytheon Company Class A ....................    13,711           13,711
RCN Corporation .............................   160,500          160,500
Reader's Digest Association Inc.,
  Class B ...................................    60,000           75,000
Roche Holding AG ............................        50              100
Rollins Inc. ................................     2,000          442,000
Sequa Corp., Class B ........................    12,500           75,000
Skandinaviska Enskilda Banken ...............    25,000            60000
Smedvig ASA. ................................    20,000           20,000
Southern New England
  Telecommunications Corp. ..................    20,000           20,000
Standard Motor Products Inc. ................    10,000          130,000
Sydney Harbour Casino Holdings Ltd. .........    35,000          285,000
Tejas Gas Corp. .............................   100,000          150,000
Telecomunications of Jamaica Ltd.(c) ........ 2,040,000        2,040,000
Tenneco Inc. ................................    20,000           80,000
Thomas Industries Inc. ......................    26,000           78,000
TI Group plc ................................     7,000           12,000
Ticketmaster Group Inc. .....................    10,000           70,000
Trimark Financial Corporation. ..............     8,000            8,000
Trimas Corporation ..........................    73,000           73,000
Tyco International Ltd. .....................    11,383           26,000
USX-Delhi Group .............................    71,000           71,000
Viacom Inc., Class A. .......................   120,000          480,000
Zeneca Group plc ............................     4,000           25,000

  Preferred Stocks
Village Roadshow Ltd., PFD. .................     8,856          183,856
ProSieben Media AG, Preferred ...............     6,750            6,750

NET SALES

  Common Stocks
AirTouch Communications Inc. ................    80,000          140,000
Albertson's Inc. ............................    70,000               --
American Express Co. ........................    15,000          290,000
AMETEK Inc. .................................   125,000           95,000
Amphenol Corp., Class A .....................     5,000          145,000
AMR Corp. ...................................    10,000           70,000
APS Holding Corp., Class A ..................     8,000               --
AptarGroup Inc. .............................     5,000           20,000
Archer-Daniels-Midland Co. ..................    50,000          300,000
AT&T Corp. ..................................     8,000           67,000
BCE Inc. ....................................     5,000          550,000
Berliner Bank Aktiengesellschaft ............   300,000               --
BHC Communications Inc., Class A ............    51,400               --
Boeing Co. ..................................    15,000           95,000
Cablevision Systems Corp., Class A. .........    16,000          224,000
Caterpillar Inc. ............................     2,000           12,000
Centennial Cellular Corp., Class A. .........     9,000            74000
Century Telephone Enterprises Inc. ..........    19,000          145,000
Cheung Kong (Holdings) Ltd. .................    26,000           59,000
CLARCOR Inc. ................................       200           69,800
Coltec Industries Inc. ......................    15,000           385000
Comcast Corp., Class A Special ..............    10,000           40,000
Comcast Corp., Class A ......................    10,000           40,000
CommScope Inc. ..............................    10,000               --
C-TEC Corp. .................................    50,500           80,000
C-TEC Corp., Class B ........................    10,000           20,000
CTS Corp. ...................................    25,000           50,000
CUC International Inc.(a) ...................    25,000               --
Deere & Co. .................................     9,000          345,000
Donaldson Co. Inc. ..........................    21,000          157,000

                          THE GABELLI EQUITY TRUST INC.
                        PORTFOLIO CHANGES -- (Continued)
                         Quarter Ended December 31, 1997
                                   (Unaudited)

                                                              Ownership at
                                                              December 31,
                                                 Shares           1997
                                                --------      ------------

NET SALES (continued)

  Common Stocks (continued)

EMI Group plc, Sponsored ADR ................    23,287          108,000
E.I. du Pont de Nemours and Co. .............    10,000           20,000
Federal-Mogul Corp. .........................    10,000               --
Fortune Brands Inc. .........................    10,000          180,000
Franklin Electric Co. .......................     3,500             6500
Frontec AB ..................................    25,000               --
Gaylord Entertainment Co.,
  Class A(d). ...............................   188,000          100,000
General Host Corp.(e) .......................    90,000               --
General Motors Corp. ........................    31,000          215,000
Genuine Parts Co. ...........................    80,000           80,000
Grupo Televisa S.A., GDR ....................    25,000          280,000
GTE Corp. ...................................    49,000          271,000
Gucci Group .................................    15,000               --
Guinness plc, Sponsored ADR (b) .............    20,000               --
Handy & Harman ..............................     2,660          120,000
Hanjaya Mandala Sampoerna. ..................   125,000               --
Harcourt General Inc. .......................    10,000           55,000
Hellenic Telecommunications
  Organization S.A. OTE .....................    24,000           24,000
Hitachi Ltd., ADR ...........................    55,000            2,000
Hong Kong & China Gas Co. Ltd. ..............   300,000               --
IDEX Corp. ..................................    15,000          350,000
Imation Corp. ...............................     3,500            5,000
ITT Corp., New. .............................    60,000          180,000
Jamaica Telephone Ltd. ORD(c) ............... 1,020,000               --
Johnson Controls Inc. .......................    12,000          135,000
Johnson & Johnson ...........................    92,000               --
Krones AG ...................................       900               --
Landauer Inc. ...............................    15,000          105,000
LucasVarity plc .............................    30,000           10,000
Manitowoc Co. Inc. ..........................     5,000           30,000
Mark IV Industries Inc. .....................     5,000          145,000
Mattel Inc. .................................     5,000               --
Media General Inc., Class A .................    30,500          395,000
Meredith Corp. ..............................    15,000          145,000
Midland Co. .................................       100           38,900
Modine Manufacturing Co. ....................    11,500          288,500
Navistar International Corp. ................    95,000          505,000
News Corp. Ltd., ADR ........................   140,000            5,000
NextLevel Systems Inc. ......................    20,000               --
ORIX Corp. ..................................     6,000               --
PepsiCo Inc. ................................    15,000          335,000
Pfizer Inc. .................................     5,000           25,000
Pittway Corp., Class A ......................    95,500          103,500
ProSieben Media AG ..........................     3,750               --
PT Ramayana Lestari Sentosa .................   115,000               --
Quaker Oats Co. .............................     5,000          240,000
Quaker State Corp. ..........................    10,000               --
Rhone-Poulenc Rorer Inc.(f) .................   510,700               --
SAP AG ......................................       800               --
SBC Communications Inc. .....................     1,000           28,000
Sprint Corp. ................................    25,000          250,000
SPX Corp. ...................................       500            6,500
Star Publication Malaysia ...................    85,000               --
St. Joe Corp. ...............................     1,500           87,500
Sun Hung Kai Properties Ltd. ................    24,000           51,000
Swire Pacific Ltd., Class A .................    75,000               --
Telecom Italia SpA ORD ......................     9,000          619,440
Tele-Communications Inc., Class A ...........     9,015          290,000
Tele-Communications Inc./Liberty
  Media Group, Class A. .....................   540,000               --
Telecomunicacoes Brasileiras SA
  (Telebras), Sponsored ADR .................     6,500          168,500
Telefonica de Espana, Sponsored
  ADR .......................................     2,000           48,000
Telefonica del Peru S.A. ....................   110,000               --
Telephone and Data Systems Inc. .............     2,000          320,000
Time Warner Inc. ............................    28,000          372,000
Trinity Industries Inc. .....................    28,000           52,000
United Television Inc. ......................    30,000          311,000
Unitrin Inc. ................................     5,000           30,000
Viacom Inc., Class B. .......................   110,000               --
Walt Disney Co. .............................     6,000           34,000
Worms et Compagnie ..........................    10,000               --
Wrigley (Wm.) Jr. Co. .......................    11,000           74,000
      Preferred Stocks ......................

 Preferred Stocks
Fieldcrest Cannon Inc., Series A,
  6.000%, Conv. Pfd.(g) .....................    30,000               --

----------
(a) Merger of CUCInternational and HFSInc.; name change to Cendant.
(b) Merger of Guiness plc and Grand Metropolitan plc; name change to Diageo plc.
(c) Name change and bonus share issue.
(d) Merger with Westinghouse Electric.
(e) Tender offer-tender @$5.50 per share.
(f) Tender offer-tender @$97 per share.
(g) Merger with Pillowtex.

                          THE GABELLI EQUITY TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                December 31, 1997
                                                                    Market
      Shares                                           Cost          Value
      ------                                           ----         ------

COMMON STOCKS -- 88.0%

                Equipment And Supplies -- 10.3%
      30,000    Aeroquip-Vickers Inc. ............ $   995,425    $ 1,471,875
      95,000    AMETEK Inc. ......................   1,244,973      2,565,000
     180,000    Ampco-Pittsburgh Corp. ...........   2,386,035      3,521,250
     145,000    Amphenol Corp., Class A+ .........   3,759,125      8,074,688
      20,000    AptarGroup Inc. ..................     306,042      1,110,000
      12,000    Caterpillar Inc. .................     163,932        582,750
      69,800    CLARCOR Inc. .....................   1,294,490      2,067,825
      50,000    CTS Corp. ........................     518,632      1,596,875
      23,100    Culligan Water
                    Technologies Inc.+ ...........     562,634      1,166,550
     345,000    Deere & Co. (d). .................   3,335,659     20,117,812
     157,000    Donaldson Co. Inc. ...............   1,828,120      7,074,812
      20,000    EG&G Inc. ........................     354,637        416,250
      15,000    Flowserve Corp. ..................      85,750        419,062
       6,500    Franklin Electric Co. ............     210,023        417,625
     100,000    Gerber Scientific Inc. ...........   1,022,407      1,987,500
     350,000    IDEX Corp. .......................   2,271,076     12,206,250
      50,000    Lufkin Industries Inc. ...........     908,349      1,787,500
      30,000    Manitowoc Co. Inc. ...............     265,667        975,000
     145,000    Mark IV Industries Inc. ..........   1,548,183      3,171,875
     505,000    Navistar
                    International Corp.+ .........   8,397,004     12,530,313
      20,000    PACCAR Inc. ......................     450,000      1,050,000
     206,300    Pittway Corp. ....................   9,072,857     14,221,806
     103,500    Pittway Corp., Class A ...........     946,065      7,206,188
      80,000    Sequa Corp., Class A+ ............   3,159,916      5,205,000
      75,000    Sequa Corp., Class B+ ............   3,888,160      5,587,500
     170,000    SPS Technologies Inc.+ ...........   2,920,863      7,416,250
      12,000    TI Group plc .....................     126,225         91,446
      20,000    Watts Industries Inc.,
                    Class A ......................     415,830        566,250
                                                   -----------    -----------
                                                    52,438,079    124,605,252
                                                   -----------    -----------

                Telecommunications -- 9.3%
      40,000    Aliant Communi-
                    cations Inc. .................     593,225      1,255,000
      67,000    AT&T Corp. .......................   2,232,628      4,103,750
      87,000    BC TELECOM Inc. ..................   1,563,919      2,709,143
     550,000    BCE Inc. .........................  10,571,113     18,321,875
      70,000    Cable & Wireless plc,
                    Sponsored ADR ................   1,453,923      1,903,125
       2,000    Cincinnati Bell Inc. .............      16,050         62,000
      35,000    Compania de
                    Telecomunicaciones de
                    Chile SA, Sponsored
                    ADR+ .........................     592,324      1,045,625
      80,000    C-TEC Corp.+ .....................     695,564      2,070,000
      20,000    C-TEC Corp., Class B+ ............     128,902        525,000
          50    DDI Corp. ........................     297,065        132,133
      50,000    Frontier Corp. ...................   1,062,875      1,203,125
     271,000    GTE Corp. (d). ...................   5,606,972     14,159,750
      24,000    Hellenic Telecommuni-
                    cations Organization
                    S.A. OTE .....................     577,807        492,091
      35,000    Hong Kong Telecommuni-
                    cations Ltd., Sponsored
                    ADR ..........................     619,835        721,875
      10,000    Maritime Telegraph
                    and Telephone Co. Ltd. .......     162,919      237,920
      10,000    Motorola Inc. ....................     187,870        570,625
          70    Nippon Telegraph and
                    Telephone Corp. ..............     515,599        600,536
     160,500    RCN Corporation ..................   1,950,703      5,497,125
      28,000    SBC Communications Inc. ..........     507,348      2,051,000
      20,000    Southern New England Tele-
                    communications Corp. .........     897,532      1,006,250
     250,000    Sprint Corp. (d) .................   2,831,164     14,656,250
      10,000    Telecom Argentina Stet-
                    France Telecom S.A.,
                    Sponsored ADR ................     227,333        357,500
     619,440    Telecom Italia SpA ORD ...........   4,347,700     14,038,989
     168,500    Telecomunicacoes
                    Brasileiras SA (Telebras),
                     Sponsored ADR ...............   2,955,242     19,619,719
   2,040,000    Telecomunications of
                    Jamaica Ltd. .................     101,642        142,800
      10,000    Telefonica de
                    Argentina S.A., ADR,
                    Class B ......................     274,045        372,500
      48,000    Telefonica de Espana,
                    Sponsored ADR ................   1,641,914      4,371,000
      20,000    Telefonos De Mexico SA,
                    Class L, ADR .................     733,042      1,121,250
                                                   -----------    -----------
                                                    43,346,255    113,347,956
                                                   -----------    -----------

                Broadcasting -- 9.1%
      50,000    Ackerley Inc. ....................     544,975        846,875
     331,576    Chris-Craft Industries Inc. ......   4,814,023     17,345,570
     542,588    Chris-Craft Industries Inc.,
                    Class B (a). .................   8,836,290     28,384,135
      20,500    Gray Communications
                    Systems Inc. .................     377,899        538,125
     280,000    Grupo Televisa S.A.,
                    GDR+ .........................   6,239,678     10,832,500
      55,000    Liberty Corp. ....................   1,613,322      2,571,250
     285,000    LIN Television Corp.+ ............  14,800,072     15,532,500
       3,250    NRJ SA ...........................     476,508        452,409
       2,500    Pathe SA+ ........................     647,904        485,050
     110,900    Paxson Communications
                    Corp., Class A+ ..............   1,162,777        817,888
     100,000    Television Broadcasting
                    Ltd. ORD .....................     396,239        285,198
     311,000    United Television Inc. ...........  18,065,764     32,305,125
                                                   -----------    -----------
                                                    57,975,451    110,396,625
                                                   -----------    -----------

                Financial Services -- 7.7%
     290,000    American Express Co. (d) .........   5,068,658     25,882,500
     360,000    Banca Commerciale
                    Italiana. ....................     757,701      1,251,555
      10,500    Banco Pastor SA ..................     633,260        885,625
      66,000    Banco Santander SA, ADR. .........     939,291      2,149,125
      80,631    Bank of Ireland ..................     813,417      1,240,173
     120,782    Bank of Scotland .................     725,022      1,110,853
     300,000    Bankgesellschaft
                    Berlin AG ....................   6,004,015      6,603,669
         260    Berkshire Hathaway Inc.,
                    Class A + ....................     824,299     11,960,000


                       See Notes to Financial Statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                                December 31, 1997

                                                                    Market
      Shares                                           Cost          Value
      ------                                           ----         ------

COMMON STOCKS (continued)

                Financial Services (continued)
     180,000    Colonial Limited(c) .............. $   474,109     $  513,840
     180,000    Colonial Limited, Options ........       9,676          8,447
      68,342    Commercial Union plc .............     796,486        952,930
      46,000    Commerzbank AG,
                    Sponsored ADR ................   1,074,067      1,811,020
      14,400    Corporacion Mapfre ...............     385,405        381,858
     163,000    Deutsche Bank AG,
                    Sponsored ADR ................   7,120,260     11,445,857
      25,000    Dundee Bancorp Inc.,
                    Class A + ....................     536,920        526,574
      25,000    Hibernia Corp. ...................     198,750        470,313
      95,000    H&R Block Inc. ...................   3,201,457      4,257,188
      26,695    HSBC Holdings plc ................     673,707        657,987
      16,666    Invik & Co. AB, Class B ..........     749,968        745,152
      87,000    Lehman Brothers
                    Holdings Inc. ................   1,972,861      4,437,000
      38,900    Midland Co. ......................   1,243,686      2,450,700
      12,000    Morgan (J.P.) & Co. Inc. .........     752,350      1,354,500
      12,500    Reuters Holdings plc,
                    Class B, Sponosored
                    ADR. .........................     815,812        828,125
      60,000    Riggs National Corp. .............     552,538      1,612,500
       7,000    Safra Republic Holdings SA .......     698,000        749,000
      20,000    SCOR SA ..........................     773,680        956,146
      26,000    Skandia Forsakrings AB. ..........     749,620      1,226,338
      60,000    Skandinaviska Enskilda
                    Banken. ......................     657,614        759,456
      40,000    State Street Corp. ...............   1,417,370      2,327,500
      20,000    SunTrust Banks Inc. ..............     419,333      1,427,500
       8,000    Trimark Financial
                    Corporation ..................     391,417        362,479
      30,000    Unitrin Inc. .....................     983,583      1,938,750
                                                   -----------    -----------
                                                    42,414,332     93,284,660
                                                   -----------    -----------

                Entertainment -- 4.7%
     103,768    Ascent Entertainment
                    Group Inc.+ ..................     936,953      1,076,593
      40,000    CANAL + ,
                    Sponsored ADR. ...............   1,355,000      1,487,908
      23,287    EMI Group plc ....................      89,739        194,290
     108,000    EMI Group plc,
                    Sponsored ADR ................   1,273,519      1,795,500
      60,000    GC Companies Inc.+ ...............   1,312,774      2,842,500
      60,000    Granada Group plc ORD ............     882,213        916,431
     120,000    Havas, Sponsored ADR .............   2,305,631      2,040,000
      12,000    PolyGram NV ......................     315,662        572,250
     372,000    Time Warner Inc. (d) .............  12,407,733     23,064,000
      65,000    Todd-AO Corp., Class A ...........     177,273        544,375
     480,000    Viacom Inc., Class A + ...........  10,060,286     19,620,000
      34,000    Walt Disney Co. ..................   1,420,868      3,368,125
                                                   -----------    -----------
                                                    32,537,651     57,521,972
                                                   -----------    -----------

                Food And Beverage -- 4.5%
      18,000    Brau and Brunnen+ ................   2,282,408      1,801,001
      25,000    Diageo PLC
                    Sponsored ADR ................     729,363        946,875
     200,000    Fomento Economico
                    Mexicano SA,
                    ADR 144A (c). ................     607,500      1,575,000
     450,000    Foster's Brewing
                    Group Ltd. ...................     857,334        856,399
      40,520    General Mills Inc. ...............   1,851,311      2,902,245
       9,000    Hartwall Oy AB ...................     517,989        743,228
      90,000    Kellogg Co. ......................   2,393,384      4,466,250
      11,000    LVHM Moet Hennessy
                    Louis Vuitton,
                    Sponsored ADR ................     416,625        364,375
         700    Nestle SA ........................     827,951      1,048,336
     335,000    PepsiCo Inc.  (d) ................   8,599,600     12,206,563
     240,000    Quaker Oats Co. ..................   8,140,547     12,660,000
      40,000    Ralcorp Holdings Inc.+ ...........     615,527        677,500
     100,000    Seagram Co. Ltd. .................   2,713,688      3,231,250
      43,879    Tootsie Roll Industries Inc. .....   1,501,027      2,742,438
     100,000    Whitman Corp. ....................   1,082,376      2,606,250
      74,000    Wrigley (Wm.) Jr. Co. ............   3,332,640      5,887,625
                                                   -----------    -----------
                                                    36,469,270     54,715,335
                                                   -----------    -----------

                Wireless Communications -- 4.4%
     140,000    AirTouch Communications
                    Inc.+ ........................   3,247,429      5,818,750
     133,000    Associated Group Inc.,
                    Class A + ....................     354,616      3,940,125
     133,000    Associated Group Inc.,
                    Class B + ....................     354,616      3,873,625
      74,000    Centennial Cellular Corp.,
                    Class A + ....................     910,575      1,517,000
     145,000    Century Telephone
                    Enterprises Inc. .............     813,880      7,222,813
     100,000    COMSAT Corp., Series 1 ...........   1,613,789      2,425,000
     100,000    Loral Space &
                    Communications Ltd.+. ........   1,242,687      2,143,750
       5,000    NEXTEL Communications
                    Inc., Class A + ..............      78,950        130,000
     250,000    Securicor Group plc ORD ..........     567,956      1,176,332
      75,000    TCI Satellite Entertainment
                    Inc., Class A+ ...............     826,904        515,625
   1,470,000    Telecom Italia Mobile SpA. .......   1,918,757      6,784,935
     320,000    Telephone and Data
                    Systems Inc. .................   3,119,613     14,900,000
     120,000    360(degree)Communications Co. ....     946,701      2,422,500
     115,000    Vodafone Group plc ORD ...........     546,042        837,639
                                                   -----------    -----------
                                                    16,542,515     53,708,094
                                                   -----------    -----------

                Publishing -- 4.0%
      30,000    Arnoldo Mondadori
                    Editore SpA + ................     250,450        235,725
     100,000    Dow Jones & Co. Inc. .............   4,362,234      5,368,750
     215,000    Golden Books Family
                    Entertainment Inc.+ ..........   3,361,485      2,217,188
      55,000    Harcourt General Inc. ............   2,559,812      3,014,688
     228,000    Independent Newspapers
                    Ltd., ORD ....................   1,021,395      1,249,372
      50,000    McGraw-Hill Companies
                    Inc. .........................   2,236,763      3,700,000
     395,000    Media General Inc.,
                    Class A (d) ..................   7,293,119     16,515,938

                       See Notes to Financial Statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                               December 31, 1997

                                                                    Market
      Shares                                           Cost          Value
      ------                                           ----         ------

COMMON STOCKS (continued)

                Publishing (continued)
     145,000    Meredith Corp. ................... $ 2,316,214    $ 5,174,688
      87,000    New York Times Co.,
                    Class A ......................   1,195,454      5,752,875
     140,000    News Corporation Ltd.,
                    ORD ..........................     666,213        772,845
       5,000    News Corporation Ltd.,
                    ADR ..........................      54,120        111,562
      60,000    Pearson plc ORD ..................     729,454        779,459
      70,000    Publishing &
                    Broadcasting Ltd. ............     349,424        315,434
      75,000    Reader's Digest Association
                    Inc., Class B ................   1,963,007      1,828,125
      50,000    Schibsted A/A ....................   1,003,985        857,627
   1,599,000    Seat SpA + .......................     334,505        623,690
     200,000    South China Morning Post
                    Holdings ORD. ................     117,763        140,662
                                                   -----------    -----------
                                                    29,815,397     48,658,628
                                                   -----------    -----------

                Consumer Products -- 4.0%
     500,000    Carter-Wallace Inc. ..............   7,175,843      8,437,500
       9,500    Christian Dior SA ................   1,389,109        973,671
      75,000    Church & Dwight Co. Inc. .........   1,605,940      2,104,688
         650    Compagnie Financiere
                    Richemont AG,
                    Class A ......................     917,208        707,078
      25,000    Eastman Kodak Co. ................   1,495,576      1,520,312
      57,000    First Brands Corp. ...............     735,613      1,535,438
     180,000    Fortune Brands Inc. (d) ..........   4,331,302      6,671,250
     300,000    Gallaher Group plc ...............   4,599,557      6,412,500
     115,000    General Cigar
                    Holdings Inc.+ ...............     882,024      2,486,875
      54,000    Harley Davidson Inc. .............     270,075      1,478,250
      30,000    National Presto
                    Industries Inc. ..............   1,111,387      1,186,875
       6,000    Nintendo Co. Ltd. ................     471,010        592,876
     145,000    Ralston Purina Group .............   5,307,812     13,475,938
     275,000    Swedish Match AB .................     933,630        917,832
                                                   -----------    -----------
                                                    31,226,086     48,501,083
                                                   -----------    -----------

                Cable -- 4.0%
      40,125    Cable Michigan. ..................     292,992        917,859
     224,000    Cablevision Systems Corp.,
                    Class A + ....................   9,511,198     21,448,000
      40,000    Comcast Corp., Class A ...........     707,299      1,275,000
      40,000    Comcast Corp., Class A
                    Special ......................     533,414      1,262,500
      50,000    Shaw Communications Inc.,
                    Class B, Conv. ...............     444,218        531,821
     290,000    Tele-Communications Inc.,
                    Class A ......................   4,589,374      8,101,875
      55,000    Tele-Communications
                    International Inc.,
                    Class A + ....................   1,074,813        990,000
     170,985    TCI Ventures Group+ ..............   1,781,345      4,841,012
     300,000    US WEST Media Group+ .............   5,822,102      8,662,500
                                                   -----------    -----------
                                                    24,756,755     48,030,567
                                                   -----------    -----------

                Energy -- 3.2%
      34,000    Apache Corp. .....................     844,013      1,192,125
      70,000    Atlantic Richfield Co. ...........   3,751,112      5,608,750
     150,000    British Petroleum Co.
                    plc, ADR .....................   2,810,721      7,960,203
      65,000    Burlington Resources Inc. ........   2,874,685      2,912,813
      10,000    Chevron Corp. ....................     427,525        770,000
      32,000    Eastern Enterprises ..............   1,274,100      1,440,000
      50,000    Halliburton Co. ..................   1,064,376      2,596,875
      70,000    Pennzoil Co. .....................   5,093,192      4,676,875
      20,000    Smedvig ASA ......................     524,802        420,339
     150,000    Tejas Gas Corp.+. ................   9,076,315      9,187,500
      71,000    USX-Delhi Group ..................   1,407,875      1,455,500
       9,000    Veba AG ..........................     512,363        612,840
                                                   -----------    -----------
                                                    29,661,079     38,833,820
                                                   -----------    -----------

                Diversified Industrial -- 3.2%
      70,909    Antofagasta Holdings plc. ........     480,667        384,309
     105,000    Crane Co. ........................   1,801,447      4,554,375
      59,022    GATX Corp. .......................   1,659,864      4,282,784
      57,000    Honeywell Inc. ...................   3,467,425      3,904,500
     175,000    ITT Industries Inc. ..............   3,041,489      5,490,625
     390,000    Lamson & Sessions Co.+ ...........   2,439,425      2,266,875
      60,000    Lawter International Inc. ........     632,883        652,500
     100,000    National Service
                    Industries Inc. ..............   2,203,498      4,956,250
      26,715    Park-Ohio Industries Inc.+ .......     310,560        487,548
         750    Rieter Holding AG ................     342,621        320,185
      80,000    Tenneco Inc.+ ....................   3,129,207      3,160,000
      78,000    Thomas Industries Inc. ...........     790,732      1,540,500
      73,000    Trimas Corporation ...............   2,503,900      2,509,375
      52,000    Trinity Industries Inc. ..........     945,738      2,320,500
      26,000    Tyco International Ltd. ..........     541,378      1,171,625
     100,000    Tyler Corp.+ .....................     354,618        550,000
                                                   -----------    -----------
                                                    24,645,452     38,551,951
                                                   -----------    -----------

                Automotive: Parts And Accessories -- 3.1%
     120,000    Echlin Inc. ......................   3,260,112      4,342,500
     140,000    GenCorp Inc. .....................   1,857,937      3,500,000
      80,000    Genuine Parts Co. ................   2,013,327      2,715,000
     120,000    Handy & Harman ...................   1,833,392      4,140,000
     135,000    Johnson Controls Inc. ............   2,290,527      6,446,250
      10,000    LucasVarity plc ..................     168,280        348,750
     288,500    Modine Manufacturing Co. .........   3,011,232      9,845,062
      55,000    Phoenix AG. ......................     900,811        963,035
       6,500    SPX Corp. ........................      87,669        448,500
     130,000    Standard Motor
                    Products Inc. ................   1,019,000      2,933,125
     110,000    TransPro Inc. ....................     988,933        990,000
      36,000    Wynn's International Inc. ........     568,179      1,147,500
                                                   -----------    -----------
                                                    17,999,399     37,819,722
                                                   -----------    -----------

                Hotels/Gaming -- 3.0%
      33,000    Aztar Corp.+. ....................     230,025        206,250
     100,000    Gaylord Entertainment Co.,
                    Class A ......................   2,496,344      3,193,750
      10,000    GTECH Holdings Corp.+ ............     170,269        319,375
     350,000    Hilton Hotels Corp. (d) ..........   5,550,425     10,412,500
     180,000    ITT Corp., New+ ..................   8,815,420     14,917,500
   1,016,949    Ladbroke Group plc ...............   3,174,247      4,409,289


                       See Notes to Financial Statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                                December 31, 1997

                                                                    Market
      Shares                                           Cost          Value
      ------                                           ----         ------

COMMON STOCKS (Continued)

                Hotels/Gaming (Continued)
     100,000    Mirage Resorts Inc.+ ............. $   532,231    $ 2,275,000
     285,000    Sydney Harbour Casino
                    Holdings Ltd.+ ...............     464,377        270,264
                                                   -----------    -----------
                                                    21,433,338     36,003,928
                                                   -----------    -----------

                Aviation: Parts And Services -- 1.6%
      95,000    Boeing Co. .......................   3,760,395      4,649,062
     385,000    Coltec Industries Inc.+ ..........   5,237,783      8,927,187
     100,000    Curtiss-Wright Corp. .............   2,491,103      3,631,250
     145,000    Hi-Shear Industries Inc. .........   1,737,757        299,062
      23,000    Precision Castparts Corp. ........     914,575      1,387,188
                                                   -----------    -----------
                                                    14,141,613     18,893,749
                                                   -----------    -----------

                Paper And Forest Products -- 1.4%
     252,000    Greif Bros. Corp.,
                    Class A ......................   4,620,381      8,442,000
       3,400    Greif Bros. Corp.,
                     Class B (a). ................      69,825        113,900
      87,500    St. Joe Corp. ....................   2,942,921      7,918,750
                                                   -----------    -----------
                                                     7,633,127     16,474,650
                                                   -----------    -----------

                Consumer Services -- 1.2%
      25,000    Cendant Corporation ..............     111,391        859,375
      20,000    Department 56 Inc.+ ..............     407,679        575,000
      50,000    HSN Inc.+. .......................   1,156,643      2,575,000
     442,000    Rollins Inc. .....................   4,480,645      8,978,125
      70,000    Ticketmaster Group Inc.+ .........   1,064,027      1,610,000
                                                   -----------    -----------
                                                     7,220,385     14,597,500
                                                   -----------    -----------

                Automotive -- 1.2%
     215,000    General Motors Corp. (d). ........   6,488,699     13,034,375
      28,000    Renault Ord ......................     771,362        787,442
      20,000    Toyota Motor Corp. ...............     556,685        572,960
                                                   -----------    -----------
                                                     7,816,746     14,394,777
                                                   -----------    -----------

                Retail -- 1.2%
      25,000    Crown Books Corp.+ ...............     284,112        159,375
      80,000    Earl Scheib Inc.+ ................     749,281        640,000
       2,000    Fred Meyer Inc.+ .................      25,050         72,750
      85,000    Lillian Vernon Corp. .............   1,095,302      1,413,125
     350,000    Neiman Marcus Group Inc.+ ........   5,136,063     10,587,500
     100,000    Simint SpA .......................     595,336        726,399
      10,425    Syratech Corp.+ ..................     333,704        370,088
                                                   -----------    -----------
                                                     8,218,848     13,969,237
                                                   -----------    -----------

                Health Care -- 1.1%
      15,000    Amgen Inc.+ ......................     256,894        811,875
      49,666    Astra AB, Class A. ...............     847,207        860,096
      13,000    Biogen Inc.+ .....................     181,025        472,875
      40,000    Glaxo Wellcome plc ORD ...........     726,384        945,993
      70,000    Lavipharm S.A. ...................     580,331        372,380
       1,150    Novartis AG, Registered+ .........   1,431,247      1,864,673
      54,000    Novartis AG, ADR+. ...............     970,641      4,387,500
      25,000    Pfizer Inc. ......................     403,906      1,864,063
         100    Roche Holding AG .................     896,746        992,372
      25,000    Zeneca Group plc+ ................     767,122        877,425
                                                   -----------    -----------
                                                     7,061,503     13,449,252
                                                   -----------    -----------

                Transportation -- 0.9%
      70,000    AMR Corp.+ .......................   4,663,063      8,995,000
      30,600    MIF Ltd.+ ........................     450,000        543,539
      70,000    SAS Norge ASA ....................     835,290        977,627
                                                   -----------    -----------
                                                     5,948,353     10,516,166
                                                   -----------    -----------

                Specialty Chemical -- 0.7%
       5,400    Ciba Specialty Chemicals,
                    ADR 144A (c)+. ...............      21,140        321,214
       1,000    Clariant AG ......................     478,708        834,672
      20,000    E.I. du Pont de Nemours
                    and Co. ......................     655,000      1,201,250
     246,750    Ferro Corp. ......................   3,783,662      5,999,109
       5,000    Monsanto Company .................     195,250        210,000
                                                   -----------    -----------
                                                     5,133,760      8,566,245
                                                   -----------    -----------

                Retail Food And Drug -- 0.7%
     120,000    Bruno's Inc. .....................   1,154,718        247,500
     227,000    Giant Food Inc., Class A .........   7,316,548      7,647,062
                                                   -----------    -----------
                                                     8,471,266      7,894,562
                                                   -----------    -----------

                Electronics -- 0.6%
      60,000    AMP Inc. .........................   2,477,375      2,520,000
       2,000    Hitachi Ltd., ADR ................     171,183        138,375
       5,000    Imation Corp.+ ...................     113,170         80,000
      29,500    Matsushita Electric Industrial
                    Co. Ltd., ADR ................     752,981        637,651
      41,500    NEC Corp.,
                    Sponsored ADR ................     518,676        506,328
      12,000    Philips Electronics N.V.,
                    New York .....................     167,918        726,000
      28,000    Sony Corp., ADR ..................   1,635,166      2,525,839
                                                   -----------    -----------
                                                     5,836,469      7,134,193
                                                   -----------    -----------

                Agriculture -- 0.5%
     300,000    Archer-Daniels-
                    Midland Co. ..................   5,418,601      6,506,250
                                                   -----------    -----------

                Real Estate -- 0.5%
     150,000    Catellus Development
                    Corp.+ .......................   1,996,394      3,000,000
      11,000    Florida East Coast
                    Industries Inc. ..............     523,108      1,057,375
      50,000    Griffin Land &
                    Nurseries Inc.+. .............     447,943        775,000
      30,000    Mitsubishi Estate Co Ltd. ........     322,449        326,312
      51,000    Sun Hung Kai
                    Properties Ltd. ..............     619,915        355,401
                                                   -----------    -----------
                                                     3,909,809      5,514,088
                                                   -----------    -----------

                Country/Closed-End Funds -- 0.3%
      59,000    Central European
                    Equity Fund Inc. .............     740,735      1,080,438
      70,000    Emerging Germany
                    Fund Inc.+ ...................     512,662        787,500
      25,000    France Growth Fund Inc. ..........     246,844        262,500
      40,250    Italy Fund Inc. ..................     360,845        432,688
      70,000    New Germany Fund .................     771,780        945,000
      45,942    Royce Value Trust Inc. ...........     519,501        692,001
                                                   -----------    -----------
                                                     3,152,367      4,200,127
                                                   -----------    -----------

                       See Notes to Financial Statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                                December 31, 1997

                                                                    Market
      Shares                                           Cost          Value
      ------                                           ----         ------

                Communications Equipment -- 0.3%
     100,000    Allen Telecom Inc.+ .............. $ 1,166,791    $ 1,843,750
      10,000    Dynatech Corporation .............     469,625        468,750
      18,000    Lucent Technologies Inc. .........     799,290      1,437,750
      20,000    Scientific-Atlanta Inc. ..........     319,775        335,000
                                                   -----------    -----------
                                                     2,755,481      4,085,250
                                                   -----------    -----------

                Housing Related -- 0.3%
     130,000    Nortek Inc.+ .....................     808,129      3,453,125
       5,000    Nortek Inc., Special
                    Common+(a) ...................      72,155        132,812
                                                   -----------    -----------
                                                       880,284      3,585,937
                                                   -----------    -----------

                Business Services -- 0.3%
       9,625    Alliance et Gestion ..............     453,274        426,890
       1,000    CheckFree Corp. ..................      18,875         27,000
     105,000    Landauer Inc. ....................     679,614      2,940,000
                                                   -----------    -----------
                                                     1,151,763      3,393,890
                                                   -----------    -----------

                Aerospace / Defense -- 0.3%
     100,000    Fairchild Corporation
                    Class A ......................   2,004,008      2,487,500
      13,711    Raytheon Company
                    Class A ......................     370,478        676,102
                                                   -----------    -----------
                                                     2,374,486      3,163,602
                                                   -----------    -----------

                Metals And Mining -- 0.2%
      30,000    Newmont Gold Co. .................   1,085,502        894,375
     834,000    Pegasus Gold Inc.+ ...............   2,107,847        521,250
      30,000    Placer Dome Inc. .................     401,019        380,625
      40,000    Rangold and Exploration
                    Co. Ltd.+ ....................     117,200         60,000
                                                   -----------    -----------
                                                     3,711,568      1,856,250
                                                   -----------    -----------

                Conglomerates -- 0.1%
      59,000    Cheung Kong
                    (Holdings) Ltd. ..............     569,442        386,405
       7,750    Oerlikon-Buhrle
                    Holding AG ...................     846,224      1,086,957
                                                   -----------    -----------
                                                     1,415,666      1,473,362
                                                   -----------    -----------

                Building and Construction -- 0.1%
      70,000    CRH plc ..........................     720,634        812,918
      15,000    Martin Marietta
                    Materials Inc. ...............     322,688        548,438
                                                   -----------    -----------
                                                     1,043,322      1,361,356
                                                   -----------    -----------

                Computer Software -- 0.0%
       7,000    Merkantildata ....................     248,827        241,084
                                                   -----------    -----------

TOTAL COMMON STOCKS .............................. 564,805,303  1,065,251,120
                                                   -----------  -------------

PREFERRED STOCKS -- 0.5%

                Telecommunications -- 0.2%
      40,000    Sprint Corp., 8.250%, Conv.
                    Pfd. .........................   1,419,782      1,790,000
   2,223,575    Telecomunicacoes de Sao
                    Paulo SA (Telesp), Pfd.,
                    Registered ...................     289,164        591,711
                                                   -----------    -----------
                                                     1,708,946      2,381,711
                                                   -----------    -----------

                Diversified Industrial -- 0.1%
       4,000    KSB AG, Pfd. .....................     830,754        889,383
                                                   -----------    -----------

                Publishing -- 0.1%
      43,500    News Corp. Ltd, Sponsored
                    ADR, Pfd. ....................     656,340        864,562
                                                   -----------    -----------

                Cable -- 0.1%
       8,000    Tele-Communications Inc.,
                    Class B, 6.000%, Ex.
                    Jr. Pfd. .....................     408,017        744,000
                                                   -----------    -----------

                Automotive -- 0.0%
       1,500    Volkswagen AG, Pfd. ..............     665,292        643,691
                                                   -----------    -----------

                Entertainment -- 0.0%
     183,856    Village Roadshow
                    Ltd., PFD. ...................     455,731        378,178
                                                   -----------    -----------

                Television -- 0.0%
       6,750    ProSieben Media AG,
                    Preferred ....................     301,207        315,175
                                                   -----------    -----------

TOTAL PREFERRED STOCKS ...........................   5,026,287      6,216,700
                                                   -----------    -----------

COMMON STOCK WARRANTS AND RIGHTS -- 0.0%
      29,900    Oriental Press Group,
                    Warrants, expires
                    10/02/1998+ ..................           0            270
                                                   -----------    -----------

    Princial
     Amount
    --------

CORPORATE BONDS -- 0.7%

                Entertainment -- 0.6%
     125,000    Havas, Conv. Bonds,
                    Payment-in-kind,
                    3.00% due 03/31/98 ...........      26,357         24,564
  $1,200,000    Time Warner Inc.,
                    Note, 7.975%
                    due 08/15/2004 ...............   1,194,652      1,287,000
   2,400,000    Time Warner Inc.,
                    Deb., 8.110%
                    due 08/15/2006 ...............   2,407,265      2,613,000
   2,400,000    Time Warner Inc.,
                    Deb., 8.180%
                    due 08/15/2007 ...............   2,398,284      2,637,000
                                                   -----------    -----------
                                                     6,026,558      6,561,564
                                                   -----------    -----------

                Publishing -- 0.1%
     200,000    News American Holdings
                    Inc., Gtd. Ex. Sub. Note,
                    Zero Coupon
                    due 03/31/2002 ...............     145,436        192,500
                                                   -----------    -----------
   1,000,000    Thomas Nelson Inc.,
                    Conv. Sub. Note,
                    5.750% due 11/30/1999
                    144A (c) .....................     994,880        967,500
                                                   -----------    -----------
                                                     1,140,316      1,160,000
                                                   -----------    -----------

                Food And Beverage -- 0.0%
   1,550,000    Flagstar Companies Inc.,
                    Conv. Jr. Sub. Deb.,
                    10.000% due
                    11/01/2014 ...................     364,152        480,500
                                                   -----------    -----------

                Retail -- 0.0%
      50,000    General Host Corp., Class D,
                    Conv. Sub. Note, 8.000%
                    due 02/15/2002 ...............      44,339         50,125
                                                   -----------    -----------

TOTAL CORPORATE BONDS ............................   7,575,365      8,252,189
                                                   -----------    -----------

See Notes to Financial Statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                                December 31, 1997

    Princial                                                       Market
     Amount                                       Cost              Value
    --------                                      ----             ------

U.S. TREASURY BILLS -- 9.8%
$119,000,000    5.183% to 5.357%++
                    due 01/22/98 (d) ....... $ 118,637,599      $ 118,637,599
                                             -------------      -------------

REPURCHASE AGREEMENT -- 0.5%
   6,186,000    Agreement with Salomon
                    Brothers Inc.,  6.70%
                    dated 12/31/97, to
                    be repurchased at
                    $6,188,303 on
                    01/02/1998,
                    collateralized by
                    $4,099,000 U.S.
                    Treasury Note,
                    10.625% due
                    08/15/15 (value
                    $6,474,914) ............     6,186,000          6,186,000
                                             -------------      -------------


TOTAL INVESTMENTS .................  99.5%    $702,230,554(b)   1,204,543,878
                                              ============

OTHER ASSETS AND
  LIABILITIES (Net) ...............    0.5                          6,025,716
                                      ----                       ------------

NET ASSETS ........................ 100.0%                      1,210,569,594
                                    ======                      =============

NET ASSET VALUE
  ($1,210,565,594 / 104,676,383
  shares outstanding ) .....................                           $11.56
                                                                       ======

(a) Security fair valued under procedures established by the Board of Directors.

(b) Aggregate cost for Federal tax purposes was $702,676,192. Net unrealized appreciation for Federal tax purposes was $501,867,686 (gross unrealized appreciation was $512,651,096 and gross unrealized depreciation was $10,783,410).

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at December 31, 1997 was $2,863,714 representing 0.24% of total net assets.

(d)   A portion of the securities pledged as collateral for futures contracts.

+     Non-income producing security

++    Represents annualized yield at date of purchase.

ADR - American Depositary Receipt, ADS - American Depositary Share,
AUD - Australian Dollar, DEM - German Mark, FRF - French Franc, GDR - Global Depositary Receipt, ORD - Ordinary Share


SCHEDULE OF FORWARD EXCHANGE CONTRACTS

                                                                   Unrealized
                                                    Expiration    Appreciation/
                                                       Date      (Depreciation)
                                                    ----------   --------------
 Forward Foreign Exchange
   Contracts to Deliver

       586,463  French Francs
                in exchange for
                USD 98,400 ........................  01/02/98        $  (981)

       653,440  French Francs
                exchange for
                USD 110,273 .......................  01/02/98         (1,729)

     4,186,084  U.S. Dollars in
                exchange for
                FRF 704,728 .......................  01/02/98          9,365

       654,531  U.S. Dollars in
                exchange for
                DEM 369,729 .......................  01/05/98          5,900

        18,777  U.S. Dollars in
                exchange for
                AUD 12,318 ........................  01/06/98             81

      130,120  Canadian Dollars in
                exchange for
                USD 91,344 ........................  01/27/98           (291)

    44,300,000  Hong Kong Dollars
                in exchange for
                USD 5,658,811 .....................  02/26/98         35,455
                                                                    --------
 Total Net Unrealized Appreciation
   on Forward Foreign
   Exchange Contracts ...........................................   $ 47,800
                                                                    ========

FUTURES CONTRACTS -- SHORT POSITION
   Number of                                                       Unrealized
   Contracts                                                      Appreciation
   ---------                                                      ------------

     (550)       S&P 500 Index Futures,
                   March 1998                                       $ 825,000
                                                                    =========

GEOGRAPHIC DIVERSIFICATION
  United States ............................        83.7%      $1,012,747,041
  Europe ...................................        10.2          124,021,695
  Latin America ............................         2.9           35,658,605
  Canada ...................................         2.2           26,058,637
  Asia/Pacific Rim .........................         1.0           12,023,616
  Africa ...................................         0.0               60,000
                                                   -----       --------------
     Net Assets ............................       100.0%      $1,210,569,594
                                                   =====       ==============


                       See Notes to Financial Statements.

                          THE GABELLI EQUITY TRUST INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1997

ASSETS:
    Investments, at value (Cost $702,230,554) ........... $1,204,543,878
    Cash and foreign currency
      (Cost $1,359,638) .................................      1,313,570
    Receivable for investment securities sold ...........      5,868,087
    Unrealized appreciation on forward
      foreign exchange contracts ........................         50,801
    Variation margin ....................................         32,500
    Dividends receivable ................................      2,086,989
    Interest receivable .................................        208,742
                                                          --------------
        Total Assets ....................................  1,214,104,567
                                                          --------------

LIABILITIES:
    Payable for investment securities purchased .........        978,902
    Payable to custodian ................................        857,737
    Unrealized depreciation on forward
      foreign exchange contracts ........................          3,001
    Payable for investment advisory fee .................        848,186
    Accrued Directors' fees .............................         32,848
    Accrued expenses and other payables .................        814,299
                                                          --------------
        Total Liabilities ...............................      3,534,973
                                                          --------------
NET ASSETS FOR 104,676,383 shares
       outstanding ...................................... $1,210,569,594
                                                          --------------

NET ASSETS consist of:
    Common stock at par value ........................... $      104,676
    Additional paid-in capital ..........................    708,595,580
    Distributions in excess
      of net investment income ..........................            (81)
    Distribution in excess of net realized gain
      on investments ....................................     (1,270,637)
    Unrealized appreciation on investments ..............    503,140,056
                                                          --------------
        Total Net Assets ................................ $1,210,569,594
                                                          --------------

NET ASSET VALUE ($1,210,569,594 /
   104,676,383 shares outstanding;
   200,000,000 shares authorized of
   $0.001 par value) ....................................         $11.56
                                                                  ======

                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1997

INVESTMENT INCOME:
    Dividends (net of foreign withholding
     taxes of $319,039) .................................   $ 14,623,250
    Interest ............................................      6,472,307
                                                            ------------
      Total Investment Income ...........................     21,095,557

EXPENSES:
    Investment advisory fee .................  $11,136,210
    Custodian fees ..........................      394,618
    Printing fees ...........................      168,427
    Payroll .................................      109,195
    Directors' fees .........................      107,884
    Legal and audit fees ....................       92,089
    Shareholder services fees ...............       72,695
    Other ...................................      594,791
                                               -----------
          Total Expenses ................................     12,675,909
                                                            ------------

NET INVESTMENT INCOME ...................................      8,419,648
                                                            ------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
    Net realized gain/(loss) on:
      Securities transactions ...........................    127,179,022
      Futures transactions ..............................    (31,293,751)
      Forward foreign exchange
        contracts and foreign
        currency transactions ...........................        (21,859)
                                                            ------------
    Net realized gain on investments
      during the year ...................................     95,863,412
                                                            ------------

    Net change in unrealized
      appreciation/(depreciation) of:
      Securities ........................................    188,729,064
      Futures transactions ..............................      1,447,500
      Foreign currency and other
        assets and liabilities ..........................         (2,289)
                                                            ------------
    Net change in unrealized
      depreciation of investments
      during the year ...................................    190,174,275
                                                            ------------

NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS ...................................    286,037,687
                                                            ------------

NET INCREASE IN NET ASSETS
  RESULTING FROM
  OPERATIONS ............................................   $294,457,335
                                                            ============

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                       Year                Year
                                                                       Ended               Ended
                                                                     12/31/97            12/31/96
                                                                  ---------------    ---------------
Net investment income ...................................         $     8,419,648    $    11,083,439
Net realized gain on investments during the year ........              95,863,412         81,151,706
Change in unrealized gains and losses on investments ....             190,174,275         (6,972,846)
                                                                  ---------------    ---------------
Net increase in net assets resulting from operations ....             294,457,335         85,262,299
Distributions to shareholders from:
  Net investment income .................................              (7,909,242)       (10,886,116)
  Net realized gain on investments ......................             (95,863,412)       (81,110,584)
  Distributions in excess of net realized gains .........              (1,678,389)           (68,227)
  Paid-in capital .......................................              (2,630,445)       (11,851,508)
Net increase in net assets from Equity Trust
  share transactions ....................................               8,757,175                 --
                                                                  ---------------    ---------------
Net increase/(decrease) in net assets ...................             195,133,022        (18,654,136)

NET ASSETS:
Beginning of year .......................................           1,015,436,572      1,034,090,708
                                                                  ---------------    ---------------
End of year .............................................         $ 1,210,569,594    $ 1,015,436,572
                                                                  ===============    ===============

                       See Notes to Financial Statements.

                          THE GABELLI EQUITY TRUST INC.
                          NOTES TO FINANCIAL STATEMENTS

1.    Significant Accounting Policies

      The Gabelli Equity Trust Inc. (the "Equity Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital. The Equity Trust had no operations until August 11, 1986, when it sold 10,696 shares of common stock to Gabelli Funds, Inc. (the "Adviser") for $100,008. Investment operations commenced on August 21, 1986. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Equity Trust in the preparation of its financial statements.

      Security Valuation. Portfolio securities which are traded on a nationally recognized stock exchange or Nasdaq National Market System are valued at the last sale price as of the close of regular trading on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Other over-the-counter securities are valued at the mean of the current bid and asked prices as reported by Nasdaq, or in the case of securities not quoted by Nasdaq, the National Quotation Bureau or other comparable sources, as the Board of Directors deems appropriate to reflect their fair value. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on that day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. Securities traded primarily on foreign exchanges are valued at the closing price on such exchanges immediately prior to the close of the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Equity Trust. Short-term investments that mature in more than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. Short-term investments that mature in 60 days or fewer are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.

      Repurchase Agreements. The Equity Trust may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Equity Trust takes possession of an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Equity Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Equity Trust's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Equity Trust's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. The Equity Trust bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Equity Trust is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Equity Trust seeks to assert its rights. The Adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Equity Trust enters into repurchase agreements to evaluate potential risks.

      Futures Contracts. The Equity Trust may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Equity Trust's investments. Upon entering into a futures contract, the Equity Trust is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (Continued)

amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Equity Trust each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized appreciation/depreciation on investments. The Equity Trust recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/depreciation is shown in the financial statements.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk the Equity Trust may not be able to enter into a closing transaction because of an illiquid secondary market.

      Forward Foreign Exchange Contracts. The Equity Trust may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Equity Trust as an unrealized gain or loss. When the contract is closed, the Equity Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Equity Trust's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Equity Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      Foreign Currency. The books and records of the Equity Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses not relating to securities which result from changes in foreign currency exchange rates have been included in unrealized appreciation/depreciation on investments. Unrealized gains and losses on securities, which result from changes in foreign exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Equity Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on securities transactions.

      Securities Transactions and Investment Income. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      Dividends and Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Equity Trust, timing differences and differing characterization of distributions made by the Equity Trust. Permanent differences

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (Continued)

incurred during the year ended December 31, 1997 resulting from different book and tax accounting policies for currency gains and losses and certain distributions, are reclassified between net investment income and net realized gains at year end. The reclassifications for the year ended December 31, 1997 were a decrease in undistributed net investment income of $510,487 and a decrease in distributions in excess of net realized gain on investments of $510,487. Paid-in capital was reduced by a distribution of $2,630,445 due to a tax basis return of capital.

      Provision for Income Taxes. The Equity Trust has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

2.    Agreements and Transactions with Affiliates

      The Equity Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Equity Trust will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00 percent of the value of the Equity Trust's average weekly net assets. In accordance with the Advisory Agreement, the Adviser manages the Equity Trust's portfolio, makes investment decisions for the Equity Trust, places orders to purchase and sell securities on behalf of the Equity Trust and oversees the administration of all aspects of the Equity Trust's business and affairs.

      During the year ended December 31, 1997, Gabelli & Company, Inc. ("Gabelli & Company") and its affiliates received $178,336 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Equity Trust.

3.    Portfolio Securities

      Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $389,096,325 and $443,902,645, respectively, for the year ended December 31, 1997.

4.    Capital

      The Articles of Incorporation, dated May 19, 1986, permit the Equity Trust to issue 200,000,000 shares (par value $0.001).

Common stock transactions were as follows:

                                                Year Ended                        Year Ended
                                                 12/31/97                          12/31/96
                                                ----------                        ----------
                                         Shares           Amount           Shares           Amount
                                         ------           ------           ------           ------
Shares issued upon reinvestment
    of dividends and distributions ..      756,713      $ 8,757,175           --               --
                                       -----------      -----------      -----------      -----------
Net increase ........................      756,713      $ 8,757,175           --               --
                                       ===========      ===========      ===========      ===========

5.    Subsequent Event

      The Gabelli Equity Trust Inc., as authorized by the Board of Directors, filed a registration statement on February 11, 1998 for an offering of cumulative preferred stock. The actual amount of capital to be raised, the dividend rate and the timing of the offering have not been determined and will be announced at a later date.

                          THE GABELLI EQUITY TRUST INC.
                               FINANCIAL HIGHLIGHTS

Per share amount for an Equity Trust share outstanding throughout each year ended December 31,

                                                     1997 (a)          1996 (a)          1995 (a)       1994 (a)          1993 (a)
                                                   -----------       -----------       -----------    -----------       -----------
Operating performance:
Net asset value, beginning of year ..............  $      9.77       $      9.95       $      9.46    $     11.23       $     10.58
                                                   -----------       -----------       -----------    -----------       -----------
Net investment income ...........................         0.08              0.11              0.13           0.14              0.14
Net realized and unrealized gain/(loss)
  on investments ................................         2.75              0.71              1.74          (0.08)             2.13
                                                   -----------       -----------       -----------    -----------       -----------
Total from investment operations ................         2.83              0.82              1.87           0.06              2.27
                                                   -----------       -----------       -----------    -----------       -----------

Increase/(decrease) in net asset value
  from Equity Trust share transactions ..........           --                --             (0.37)            --             (0.50)
Offering expenses charged to capital
  surplus .......................................           --                --             (0.01)            --             (0.01)
Distributions to shareholders from:
  Net investment income .........................        (0.08)            (0.11)            (0.13)         (0.14) (b)        (0.11)
  Distribution in excess
  of net investment income ......................           -- (d)            --                --             --                --
  Net realized gains ............................        (0.92)            (0.78)            (0.47)         (0.37)            (0.77)
  Distribution in excess of net
  realized gains ................................        (0.01)            (0.00) (d)        (0.02)            --             (0.02)
  Paid-in capital ...............................        (0.03)            (0.11)            (0.38)         (1.32) (b)        (0.21)
                                                   -----------       -----------       -----------    -----------       -----------
Total distributions .............................        (1.04)            (1.00)            (1.00)         (1.83)            (1.11)
                                                   -----------       -----------       -----------    -----------       -----------
Net Asset Value, end of year ....................  $     11.56       $      9.77       $      9.95    $      9.46       $     11.23
                                                   ===========       ===========       ===========    ===========       ===========
Market value, end of year .......................  $    11.688       $     9.375       $     9.375    $     9.625       $    12.125
                                                   ===========       ===========       ===========    ===========       ===========
Total Investment Return* ........................        37.46%            11.00%            11.70%         (5.10)%           36.50%
                                                   ===========       ===========       ===========    ===========       ===========
Net Asset Value Total Return** ..................        30.46%             9.00%            20.60%          0.50%            22.40%
                                                   ===========       ===========       ===========    ===========       ===========

Ratios to average net assets/
  supplemental data:
Net assets, end of year (in 000's) ..............  $ 1,210,570       $ 1,015,437       $ 1,034,091    $   825,193       $   937,773
Net investment income ...........................         0.76%             1.07%             1.26%          1.29%             1.25%
Operating expenses ..............................         1.14%             1.18%             1.21%          1.19%             1.20%
Portfolio turnover rate .........................         39.2%             18.9%             25.1%          22.2%             24.4%
Average commission rate
  (per share of security) (c) ...................  $    0.0342       $    0.0335               N/A            N/A               N/A

----------
* Based on market value per share, adjusted for reinvestment of distributions and taxes, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
** Based on net asset value per share, adjusted for reinvestment of distributions and taxes, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
+   Before provision for income taxes.
(a) Per share amounts have been calculated using the monthly average shares outstanding method.
(b) A distribution equivalent to $0.75 per share for The Gabelli Global Multimedia Trust Inc. spin-off from net investment income, realized short-term gains, and paid-in capital were $0.064, $0.031 and $0.655, respectively.
(c) Average commission rate (per share of security) as required by amended SEC disclosure requirements effective September 1, 1995.
(d) Amount represents less than $0.005 per share.


                       See Notes to Financial Statements.

                          THE GABELLI EQUITY TRUST INC.
                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Gabelli Equity Trust Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Equity Trust Inc. (the "Equity Trust") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Equity Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 20, 1998

                          THE GABELLI EQUITY TRUST INC.
                   FEDERAL INCOME TAX INFORMATION (Unaudited)
                                December 31, 1997

Cash Dividends and Distributions

                                                                           Non-taxable
                                    Total Amount         Ordinary            Return            Long-Term         Dividend
 Payable            Record              Paid            Investment             of               Capital        Reinvestment
  Date               Date             Per Share           Income             Capital             Gains             Price
 -------            ------          ------------        ----------         -----------         ---------       ------------
 03/27/97           03/20/97            $0.25             $0.0188           $0.0060             $0.2252          $ 9.4492
 06/27/97           06/20/97             0.25              0.0188            0.0060              0.2252           10.1519
 09/26/97           09/17/97             0.25              0.0188            0.0060              0.2252           11.0125
 12/26/97           12/17/97             0.29              0.0218            0.0070              0.2612           11.5600
                                        -----             -------           -------             -------
                                        $1.04             $0.0782           $0.0250             $0.9368

      A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 1997 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains.

20% Rate / 28% Rate Capital Gain Allocation:

           20% Rate Gains:                88.59%
           28% Rate Gains:                11.41%

      The percentage of long-term capital gains paid by the Gabelli Equity Trust in 1997 that was classified as "20% Rate Gains" subject to a maximum tax rate of 20% (or 10% depending on an individual's tax bracket) was 88.59%. The percentage that was classified as "28% Rate Gains" -- reportable in column (g), line 13 on Form 1040, Schedule D -- subject to a maximum tax rate of 28% (or 15% depending on an individual's tax bracket) was 11.41%. Capital gain distributions are reported in box 1c of Form 1099-DIV.

Non-taxable Return of Capital

      The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. This amount will be reflected on Form 1099-DIV. If the amount of the non-taxable portion exceeds your tax basis, the excess will be taxable as a capital gain.

Corporate Dividends Received Deduction and U.S. Treasury Securities Income

      The Equity Trust paid to shareholders an ordinary income dividend of $0.0782 per share in 1997. The percentage of such dividends that qualifies for the dividends received deduction available to corporations is 100.00% for all such dividends paid in 1997. The percentage of the ordinary income dividends paid by the Equity Trust during 1997 derived from U.S. Treasury Securities was 25.92%.

                         Historical Distribution Summary

                                                                                          Taxes Paid
                                       Short-       Long-                 Undistributed       on
                                        term        term     Non-taxable    Long-term    Undistributed                 Adjustment
     Annual            Investment      Capital     Capital    Return of      Capital        Capital         Total          to
     Summary             Income         Gains       Gains      Capital        Gains        Gains (a)    Distributions  Cost Basis
     -------           ----------     --------    --------   -----------  -------------  -------------  -------------  ----------
1997 ...............    $0.07610      $0.00210    $0.93670     $0.02510        --              --         $1.04000     $0.02500 -
1996 ...............     0.10480         --        0.78120      0.11400        --              --          1.00000      0.11400 -
1995 (b) ...........     0.12890         --        0.49310      0.37800        --              --          1.00000      0.37800 -
1994 (c) ...........     0.13536       0.06527     0.30300      1.38262        --              --          1.88625      1.38262 -
1993 (d) ...........     0.13050       0.02030     0.72930      0.22990        --              --          1.11000      0.22990 -
1992 (e) ...........     0.20530       0.04050     0.29660      0.51760        --              --          1.06000      0.51760 -
1991 (f) ...........     0.22590       0.03990     0.14420      0.68000        --              --          1.09000      0.68000 -
1990 ...............     0.50470         --        0.22950      0.44580        --              --          1.18000      0.44580 -
1989 ...............     0.29100       0.35650     0.66250        --         $0.6288         $0.2138       1.31000      0.41500 +
1988 ...............     0.14500       0.20900     0.19600        --          0.2513          0.0854       0.55000      0.16590 +
1987 ...............     0.25600       0.49100     0.33500        --           --              --          1.08200        --

----------
(a) Net Asset Value is reduced by this amount on the last business day of the year.
(b) On October 19, 1995, the Company distributed Rights equivalent to $0.37 per share based upon full subscription of all issued shares.
(c) On November 15, 1994, the Company distributed shares of The Gabelli Global Multimedia Trust Inc. valued at $8.0625 per share.
(d) On July 14, 1993, the Company distributed Rights equivalent to $0.50 per share based upon full subscription of all issued shares.
(e) On September 28, 1992, the Company distributed Rights equivalent to $0.36 per share based upon full subscription of all issued shares.
(f) On October 21, 1991, the Company distributed Rights equivalent to $0.42 per share based upon full subscription of all issued shares.

 - Decrease in cost basis.
 + Increase in cost basis.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

Enrollment in the Plan

      It is the policy of The Gabelli Equity Trust Inc. ("Equity Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

      Shareholders wishing to liquidate reinvested shares held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the

New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

Voluntary Cash Purchase Plan

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

      For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.

      --------------------------------------------------------------------------
      The Annual Meeting of the Equity Trust's stockholders will be held at 9:30 A.M. on Monday, May 11, 1998, at the Cole Auditorium, Greenwich Public Library in Greenwich, Connecticut.
      --------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS

                          THE GABELLI EQUITY TRUST INC.
                    One Corporate Center, Rye, NY 10580-1434

Directors

Mario J. Gabelli, CFA
  Chairman

Dr. Thomas E. Bratter
  President, John Dewey Academy

Bill Callaghan
  President, Bill Callaghan Associates

Felix J. Christiana
  Former Senior Vice President,
  Dollar Dry Dock Savings Bank

James P. Conn
  Managing Director and Chief Investment Officer,
  Financial Security Assurance Holdings Ltd.

Karl Otto Pohl
  Former President, Deutsche Bundesbank

Anthony R. Pustorino
  Certified Public Accountant
  Professor, Pace University

Salvatore J. Zizza
  Executive Vice President,
  FMG Group

Officers

Mario J. Gabelli, CFA
  President & Chief Investment Officer

Bruce N. Alpert
  Vice President & Treasurer

Marc S. Diagonale
  Vice President

James E. McKee
  Secretary

Investment Advisor

Gabelli Funds, Inc.
One Corporate Center
Rye, New York  10580-1434

Custodian

Boston Safe Deposit and Trust Company

Counsel

Willkie Farr & Gallagher

Transfer Agent and Registrar

State Street Bank and Trust Company

Stock Exchange Listing

NYSE-Symbol:  GAB
Shares Outstanding 104,676,383

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Saturday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

-------------------------------------------------
For general information about the Gabelli Funds,
call 1-800-GABELLI (1-800-422-3554), fax us at
914-921-5118, visit Gabelli Funds' Internet
homepage at: http://www.gabelli.com
or e-mail us at: closedend@gabelli.com
-------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Equity Trust may from time to time purchase shares of its capital stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

                          THE GABELLI EQUITY TRUST INC.
                    One Corporate Center, Rye, NY 10580-1434

                      Phone: 1-800-GABELLI (1-800-422-3554)
                  Fax: 1-914-921-5118 Internet: www.gabelli.com
                          e-mail: closedend@gabelli.com

                                                                     GBFCM-AR-98